As filed with the Securities and Exchange Commission on April 30, 1999.
   -----------------------------------------------------------------------

                                                            File No. 333-02581

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 4

        TO THE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                             (Exact Name of Trust)

                        GLENBROOK LIFE AND ANNUITY COMPANY
                              (Name of Depositor)

                               3100 SANDERS ROAD
                             NORTHBROOK, IL 60062
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                           MICHAEL J. VELOTTA, ESQ.
                      GLENBROOK LIFE AND ANNUITY COMPANY
                               3100 SANDERS ROAD
                             NORTHBROOK, IL 60062
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                                  COPIES TO:
     RICHARD T. CHOI, ESQUIRE                 TERRY R. YOUNG, ESQUIRE
   FREEDMAN, LEVY, KROLL & SIMONDS       ALLSTATE LIFE FINANCIAL SERVICES, INC
    1050 CONNECTICUT AVENUE, N.W.                3100 SANDERS ROAD
             SUITE 825                          NORTHBROOK, IL 60062
     WASHINGTON, D.C. 20036-5366


             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 1999 pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(i) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Securities being offered - interests in Glenbrook Life Variable Life Separate Account A of Glenbrook Life and Annuity Company under modified single premium variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

                        GLENBROOK PROVIDER VARIABLE LIFE



GLENBROOK LIFE AND ANNUITY COMPANY                PROSPECTUS DATED MAY 1, 1999
3100 SANDERS ROAD
NORTHBROOK, IL 60062
TELEPHONE (800) 755-5275



This prospectus describes the "Glenbrook Provider Variable Life," a modified single premium variable life insurance contract ("Contract") offered by Glenbrook Life and Annuity Company ("we", "us", or the "Company") for prospective insured persons age 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "Federal Tax Matters," page __. YOU WILL BE TAXED ON ANY LOAN, DISTRIBUTION OR OTHER AMOUNT YOU RECEIVE FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% PENALTY, WITH CERTAIN EXCEPTIONS.

The minimum initial premium we will accept is $10,000. We allocate premiums to Glenbrook Life Variable Life Separate Account A ("Variable Account"). The Variable Account will invest in shares of one or more mutual funds ("Funds"), each of which has multiple investment Portfolios. All of the Funds which are described in this prospectus may not be available with your Contract. Presently, the Variable Account invests in shares of the following Funds:

      AIM Variable Insurance Funds, Inc. ("AIM Fund")

      American Century Variable Portfolios, Inc. ("American Century Funds")

      Dreyfus Variable Investment Fund and The Dreyfus Socially Responsible Growth Fund, Inc. (collectively, the "Dreyfus Funds")

      Fidelity Variable Insurance Products Fund (VIP) and Fidelity Variable Insurance Products Fund II (VIP II) (collectively, the "Fidelity Funds")

      MFS(R) Variable Insurance Trust ("MFS Fund")

There is no guaranteed minimum Account Value for a Contract. The Account Value of your Contract will vary up or down to reflect the investment experience of the Variable Sub-Accounts to which you have allocated premiums. You bear the investment risk for all amounts so allocated. The Contract continues in effect so long as its Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Monthly Deduction Amount").

The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("Death Benefit") payable under a Contract may be greater than the Initial Death Benefit but, so long as the Contract continues in effect and if no withdrawals are made, it will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which you have allocated premiums. At the death of the Insured, we will pay Death Benefit proceeds to the beneficiary.

IT MAY NOT BE TO YOUR ADVANTAGE TO PURCHASE VARIABLE LIFE INSURANCE EITHER AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS ARE NOT FDIC INSURED.

TABLE OF CONTENTS
 -----------------------------------------------------------------------------

                                                                         Page
Special Terms
Summary
The Company
The Variable Account
      General
      Funds
The Contract
      Application for a Contract
      Premiums
      Allocation of Premiums
      Accumulation Unit Values
Deductions and Charges
      Monthly Deductions
      Cost of Insurance Charge
      Tax Expense Charge
      Administrative Expense Charge
      Other Deductions
      Mortality and Expense Risk Charge
      Annual Maintenance Fee
      Taxes Charged Against the Variable Account
      Charges Against the Funds
      Withdrawal Charge
      Due and Unpaid Premium Tax Charge
Contract Benefits and Rights
      Death Benefit
      Accelerated Death Benefit
      Confinement Waiver Benefit
      Account Value
      Transfer of Account Value
      Dollar Cost Averaging
      Automatic Portfolio Rebalancing
Access to Your Money
      Contract Loans
      Amount Payable on Surrender of the Contract
      Partial Withdrawals
      Payment Options
      Maturity
      Lapse and Reinstatement
      Cancellation and Exchange Rights
      Suspension of Valuation, Payments and Transfers
      Last Survivor Contracts
Other Matters
      Voting Rights
      Statements to Contract Owners
      Limit on Right to Contest
      Misstatement as to Age and Sex
      Beneficiary
      Assignment
      Dividends

      Distribution of the Contracts
      Safekeeping of the Variable Account's Assets
Federal Tax Matters
      Introduction
      Taxation of the Company and the Variable Account
      Taxation of Contract Benefits
      Modified Endowment Contracts
      Diversification Requirements
      Ownership Treatment
      Policy Loan Interest
Additional Information About the Company
      Executive Officers and Directors of the Company
      Year 2000
      Legal Proceedings
      Legal Matters
      Registration Statement
      Experts
      Financial Information
Financial Statements

SPECIAL TERMS
 -----------------------------------------------------------------------------

As used in this Prospectus, the following terms have the indicated meanings:

Account  Value:   The  aggregate  value  under  a  Contract  of  the  Variable
Sub-Accounts and the Loan Account.

Accumulated Income: The Account Value less the total premiums paid (assuming no loans have been taken).

Accumulation Unit: An accounting unit of measure used to calculate the value of a Variable Sub-Account.

Age: The Insured's age at the Insured's last birthday.

Cash Value: The Account Value less any applicable withdrawal charges and due and unpaid Premium Tax Charges.

Cash Surrender Value: The Cash Value less all Indebtedness and the annual maintenance fee, if applicable.

Code: The Internal Revenue Code of 1986, as amended.

Contract Anniversary: The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date: The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and Contract months are determined.

Contract Owner: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years: Annual periods computed from the Contract Date.

Death Benefit: The greater of (1) the Specified Amount or (2) the Account Value on the date of death multiplied by the Death Benefit ratio as specified in the Contract.

Free Withdrawal Amount: The amount of a surrender or partial withdrawal that is not subject to a withdrawal charge. This amount in any Contract Year is 15% of total premiums paid.

Initial Death Benefit: The Initial Death Benefit under a Contract is shown on the Contract Data page.

Funds: The registered management investment companies in which assets of the Variable Account may be invested.

Indebtedness: All Contract loans, if any, and accrued loan interest.

Insured: The person whose life is insured under a Contract.

Loan Account: An account in the Company's General Account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The loan account credits a fixed rate of interest that is not based on the investment experience of the Variable Account.

Monthly Activity Date: The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction Amount: A deduction on each Monthly Activity Date for the cost of insurance charge, a tax expense charge and an administrative expense charge.

Specified Amount: The minimum death benefit under a Contract, equal to the Initial Death Benefit on the Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

Valuation Period: The period between the close of regular trading on the New York Stock Exchange on successive Valuation Days.

Variable Account: Glenbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.

Variable Sub-Account: The subdivisions of the Variable Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Portfolios of the Funds.

SUMMARY

NOTE: A glossary of Special Terms used in this Prospectus appears at page __.

THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. However, the Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the investment Portfolios of the Funds to which you as the Contract Owner, have allocated premiums. Similarly, the Death Benefit may increase or decrease under some circumstances. Nevertheless, so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if no withdrawals are made. We credit the Contracts with units ("Accumulation Units") to calculate cash values. You may transfer your Account Value among the Variable Account's Variable Sub-Accounts.

We issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Access to Your Money--Last Survivor Contracts," page __.

In some states, we issue the Contracts in the form of a group Contract. In those states, we will issue you a certificate evidencing your rights under the group Contract. In certain states, we issue certificates under group Contracts issued to the Financial Services Group Insurance Trust, an Illinois Trust. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

THE VARIABLE ACCOUNT AND THE FUNDS

The Variable Account funds the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission, or "SEC", under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Fund Portfolio.

Applicants should read the prospectuses for the Funds in connection with the purchase of a Contract. The investment objectives of the Fund Portfolios are briefly summarized below under "The Variable Account--Funds," page __. Presently, the Variable Account invests in shares of the following Funds:

      AIM Fund
      American Century Funds
      Dreyfus Funds
      Fidelity Funds
      MFS Fund

The AIM FUND has eight available Portfolios:

      AIM V.I. Capital Appreciation Fund
      AIM V.I. Growth and Income Fund
      AIM V.I. Global Utilities Fund
      AIM V.I. Diversified Income Fund
      AIM V.I. Government Securities Fund
      AIM V.I. Growth Fund
      AIM V.I. International Equity Fund
      AIM V.I. Value Fund

The AMERICAN CENTURY FUNDS have two available Portfolios:

      American Century VP Balanced
      American Century VP International


The DREYFUS FUNDS have five available Portfolios:

      VIF Growth and Income
      VIF Money Market
      The Dreyfus Socially Responsible Growth Fund, Inc.
      VIF Small Company Stock
      Dreyfus Stock Index Fund

The FIDELITY FUNDS have four available Portfolios:

      VIP II Contrafund
      VIP Growth
      VIP High Income
      VIP Equity-Income

The MFS FUND has two available Portfolios:

      MFS Emerging Growth Series
      MFS Limited Maturity Series

The assets of each Portfolio are accounted for separately from the other Portfolios. Each has distinct investment objectives and policies, which the accompanying prospectuses for the Funds describe.

PREMIUMS

The Contract requires you to pay an initial premium of at least $10,000. You may make additional premium payments at any time, subject to the following conditions:

      only one payment is allowed in any Contract Year;

      the minimum payment is $500;

      the attained age of the Insured must be less than 86; and

      absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or (2) a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

Additional premium payments may require an increase in the "Specified Amount", in order for the Contract to continue to meet requirements of the Internal Revenue Code. The Specified Amount is the guaranteed minimum death benefit under a Contract. We reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in Specified Amount. However, we also reserve the right to reject an additional premium payment for any reason. You may make additional premium payments at any time and in any amount necessary to avoid termination of the Contract.

DEATH BENEFIT

At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit determined on the date of the Insured's death is the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the Death Benefit ratio as found in the Contract. See "Contract Benefits and Rights -- Death Benefit," page __.

ACCOUNT VALUE

The Account Value of your Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Accounts to which you have allocated Account Value; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value; you bear the risk of the investment in the Variable Sub-Accounts. See "Contract Benefits and Rights -- Account Value," page __.

CONTRACT LOANS

You may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by your Contract. The maximum amount available for these loans is 90% of the Contract's Cash Value, less the sum of:

      the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary),

      any  annual   maintenance  fee  due  on  or  before  the  next  Contract
      Anniversary, and

      any due and unpaid Monthly Deduction Amounts. See "Access to Your Money--Contract Loans," page __.

LAPSE

Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. If that happens, we will give you (1) written notice and (2) a 61 day grace period during which you may pay additional amounts to continue the Contract. See "Assess to Your Money--Contract Loans," page __ and "Lapse and Reinstatement," page __.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return your Contract for cancellation. The right to return exists during what we call the cancellation period. The cancellation period is a number of days (which varies by state) as specified in your contract. If you choose to return the Contract for cancellation, you must return it by mail or hand delivery, to [US OR] the agent who sold you the Contract, within the cancellation period following delivery of the Contract to you. The Company will return to you within 7 days thereafter the premiums paid for the Contract adjusted to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation, unless state law requires a return of premium without such adjustments. In those states where the Company is required to return the premiums paid upon a cancellation of the Contract, the Company reserves the right to allocate all premium payments made prior to the expiration of the cancellation period to the VIF Money Market Variable Sub-Account, if that procedure has been approved by the state.

In addition, once the Contract is in effect you may be able to exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract on the life of the Insured without submitting proof of insurability. We reserve the right to make such a contract available that is offered by the Company's parent or any other affiliate of the company. See "Access to Your Money--Cancellation and Exchange Rights," page __.

TAX CONSEQUENCES

The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract prior to the Insured's death are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page __.

PERSONALIZED ILLUSTRATIONS

The Company will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and underwriting classification. Where applicable, the Company will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. These illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that the Company has included in its registration statement filed with the SEC for the Contracts. See "Additional Information About the Company--Registration Statement," page __, for further information.

FEES AND EXPENSES

The following tables are designed to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges" on page ___ .

                        CONTRACT CHARGES AND DEDUCTIONS

Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)

                                     CURRENT(2)                                    Maximum
                                     ----------                                    -------
Cost of Insurance Charge.........    SINGLE Life                                   SINGLE Life
                                     -----------                                   -----------

                                     Standard:  0.65% (Contract Years 1-10);       Standard-Ranges from $0.06 per
                                                0.55% (Contract Years 11+)         1,000 of net amount at risk (younger
                                                                                   ages) up to $82.50 per $1,000 of net
                                                                                   amount at risk (age 99)

                                     Special:    1.00% (Contract Years 1-10);      Special-Ranges from $0.12 per
                                                 0.90% (contract Years 11+)        $1,000 of net amount at risk
                                                                                   [(YOUNGER AGES)?] up to $82.92 per
                                                                                   $1,000 of net amount at risk (age 99).

                                     JOINT LIFE                                     JOINT LIFE
                                     ----------                                     ----------

                                     Standard:  0.30% (Contract Years 1-10);        Standard-Ranges from $0.00015 per
                                                0.20% (Contract Years 11+)          $1,000 of net amount at risk
                                                                                    (younger ages) up to $61.995 per $1,000 of net
                                                                                    amount at risk (age 99)

                                     Special:    0.65% (Contract Years 1-10);       Special-Ranges from $0.00061 per
                                                 0.55% (Contract Years 11+)         $1,000 of net amount at risk (younger
                                                                                    ages) up to $78.71083 per $1,000 of
                                                                                    net amount at risk (age 99).

                                      10


Administrative Expense Charge            0.25%
Tax Expense Charge...................... 0.40%(3)


Annual Separate  Account Charges  (deducted daily and shown as a percentage of average net assets):
Mortality  and Expense  Risk  Charge.....0.90%  Federal
Income Tax Charge........................Currently none(4)

Annual Maintenance Fee:..................$35(5)
Transfer Charges:........................$10(6)
Maximum Withdrawal Charge:............... 7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge:        2.25% OF INITIAL PREMIUM WITHDRAWN(8)
                                          -------------------------------------

      (1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page ___.

      (2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page __. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

      (3) This charge includes a premium tax deduction of 0.25%, and a federal tax deduction of 0.15%, of Account Value. We assess this charge only during the first 10 Contract Years. See "Deductions and Charges--Monthly Deductions--Tax Expense Charge," page ___.

      (4) The Company does not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, although it may do so in the future. See "Deductions and Charges--Other Deductions--Taxes Charged Against the Variable Account," page ___.

      (5) We waive this fee if total premiums paid are $50,000 or more.

      (6) We do not impose this charge on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $10 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averagin .

      (7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it only applies to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over ten years. We impose it to cover a portion of the sales expense we incur in distributing the Contracts. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page __. We will not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. See "Deductions and Charges," page __ and "Withdrawal Charge," page __.

      (8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years and is imposed on full or partial withdrawals in excess of the Free Withdrawal Amount.

   PORTFOLIO  ANNUAL EXPENSES (After Voluntary  Reductions and Reimbursements)
              (as a percentage of Portfolio average daily assets)


                                                                                                          Total Portfolio
 Portfolio                                                  Management Fees           Other Expenses       Annual Expenses
 ---------                                                  ---------------           --------------       ---------------
AIM V.I. Capital Appreciation Fund                              0.62%                     0.05%                 0.67%
AIM V.I. Diversified Income Fund                                0.60%                     0.17%                 0.77%
AIM V.I. Growth and Income Fund                                 0.61%                     0.04%                 0.65%
AIM V.I. Global Utilities Fund                                  0.65%                     0.46%                 1.11%
AIM V.I. Government Securities Fund                             0.50%                     0.26%                 0.76%
AIM V.I. Growth Fund                                            0.64%                     0.08%                 0.72%
AIM V.I. International Equity Fund                              0.75%                     0.16%                 0.91%
AIM V.I. Value Fund                                             0.61%                     0.05%                 0.66%
American Century VP Balanced                                    0.97%                     0.0%                  0.97%
American Century VP International                               1.47%                     0.0%                  1.47%
VIP Growth(1)                                                   0.59%                     0.07%                 0.66%
VIP High Income                                                 0.58%                     0.12%                 0.70%
VIP Equity-Income(1)                                            0.49%                     0.08%                 0.57%
VIP II Contrafund(1)                                            0.59%                     0.07%                 0.66%
Dreyfus Socially Responsible Growth                             0.75%                     0.05%                 0.80%
Dreyfus Stock Index Fund                                        0.25%                     0.01%                 0.26%
VIF Small Company Stock                                         0.75%                     0.23%                 0.98%
VIF Growth and Income                                           0.75%                     0.03%                 0.78%
VIF Money Market                                                0.50%                     0.06%                 0.56%
MFS Emerging Growth                                             0.75%                     0.10%                 0.85%
MFS Limited Maturity(2)                                         0.55%                     0.48%                 1.03%

      (1) Absent expense offset and other arrangements that reduce expenses, total Portfolio annual expenses expressed as a percentage of average net assets of the Portfolios would have been 0.68% for VIP Growth, 0.58% for VIP Equity-Income, and 0.70% for VIP II Contrafund.

      (2) The total Portfolio annual expenses shown do not reflect expense offset and other arrangements, and are therefore higher than the actual expenses of the Portfolio.

THE COMPANY
 ------------------------------------------------------------------------------

The Company is the issuer of the Contract. It is a stock life insurance company organized in 1998 under the laws of the State of Arizona. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. The Company was originally organized under the laws of Indiana in 1965. From 1965 to 1983, the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992, the Company was known as "William Penn Life Assurance Company of America." The Company is licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's headquarters are located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation (the "Corporation").

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its insurance and annuity contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of Glenbrook. A.M. Best Company also assigns Glenbrook the rating of A+(r) because Glenbrook automatically reinsures all net business with Allstate Life. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to Glenbrook's financial strength and Moody's assigns an Aa2 (Excellent) financial strength rating to Glenbrook. Glenbrook shares the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

GENERAL

The Variable Account is a separate account of the Company established on January 15, 1996, pursuant to the insurance laws of the State of Illinois. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of "separate account" under federal securities law. Under Arizona law, the assets of the Variable Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

FUNDS

The Variable Account will invest in shares of one or more Funds. The Funds are registered with the SEC under the 1940 Act as open-end, series, management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the SEC. The Funds' Portfolios are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account. The Funds available for investment by the Variable Account are listed below.

AIM FUND

      AIM V.I. Capital Appreciation Fund -- is a diversified Portfolio which seeks to provide growth of capital.

      AIM V.I. Diversified Income Fund -- is a diversified Portfolio which seeks to achieve a high level of current income. Its investments include lower rated high yield debt securities (commonly known as "junk bonds"). The risks of investing in junk bonds are described in the accompanying prospectus for the Portfolio, which should be read carefully before investing.

      AIM V.I. Global Utilities Fund -- is a non-diversified Portfolio which seeks to achieve a high level of current income and, as a secondary objective, to achieve growth of capital.

      AIM V.I. Government Securities Fund -- is a diversified Portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

      AIM V.I. Growth Fund -- is a diversified Portfolio which seeks to provide growth of capital.

      AIM V.I. Growth and Income Fund -- is a diversified Portfolio which seeks to provide growth of capital, with current income as a secondary objective.

      AIM V.I. International Equity Fund -- is a diversified Portfolio which seeks to provide long-term growth of capital.

      AIM V.I. Value Fund -- is a diversified Portfolio which seeks to achieve long-term growth of capital. Income is a secondary objective.


A I M Advisors, Inc. ("AIM") serves as the investment advisor to the AIM Fund. AIM was organized in 1976 and, together with its domestic subsidiaries, manages or advises over 50 investment company portfolios (including the Portfolios listed above) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. Its principal place of business is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

AMERICAN CENTURY FUNDS

      American Century VP Balanced -- the investment objective of American Century VP Balanced is capital growth and current income. It will seek to achieve its investment objective by maintaining approximately 60% of the assets of American Century VP Balanced in common stocks that are considered by management to have better-than-average prospects for appreciation and the remaining assets in bonds and other fixed income securities.

      American Century VP International - the investment objective of American Century VP International is Capital Growth. It will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets.


American Century Investment Management, Inc. serves as the investment manager of American Century Variable Portfolios, Inc. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

DREYFUS FUNDS

      VIF Growth & Income Portfolio -- seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk.

      VIF Money Market Portfolio -- seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

      The Dreyfus Socially Responsible Growth Fund, Inc. -- seeks to provide capital growth. Current income is a secondary goal. Invests principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

      VIF Small Company Stock Portfolio -- seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. Invests primarily in a portfolio of equity securities of small to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500 Index.

      Dreyfus Stock Index Fund -- seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard and Poor's 500 Composite Stock Price Index.


An investment in the Dreyfus VIF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment manager. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. NCM Capital Management Group, Inc., 105 West Main Street, Durham, North Carolina 27701, serves as sub-investment advisor to the Dreyfus Socially Responsible Growth Fund, Inc.

FIDELITY FUNDS

      VIP II Contrafund - seeks capital appreciation by investing in companies that Fidelity Management & Research Company ("FMR") believes to be undervalued due to an overly pessimistic appraisal by the public.

      VIP Growth - seeks capital appreciation by investing primarily in common stocks. The fund may also pursue capital appreciation through the purchase of bonds and preferred stocks.

      VIP High Income -- seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities.

      VIP Equity-Income - seeks reasonable income by investing primarily in income-producing equity securities. When choosing the Portfolio's investments, Fidelity Management & Research Company also considers the potential for capital appreciation. The Portfolio seeks to achieve a yield that exceeds the yield on the securities comprising that of the S&P 500.

Fidelity  Management  &  Research  Company,  82  Devonshire  Street,   Boston,
Massachusetts, is the Investment Manager of the Funds.

MFS FUND

      MFS Emerging Growth Series -- seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth of capital.

      MFS Limited Maturity Series -- the primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Portfolio's secondary objective is to protect shareholders' capital.


NOTE: AS OF MAY 1, 1999, THE MFS LIMITED MATURITY SERIES IS CLOSED TO NEW INVESTORS, INCLUDING ADDITIONAL ALLOCATIONS AND TRANSFERS MADE BY EXISTING INVESTORS.

MFS manages each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Portfolio. MFS provides the Series with overall investment advisory and administrative services, as well as general office facilities. Its principal place of business is 500 Boylston Street, Boston, Massachusetts 02116.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

All dividends and capital gains distributions from the Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset value.

There is no assurance that the Portfolios will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Portfolios can be found in the current prospectuses for the Funds accompanying this prospectus.

You will find more complete information about the Portfolios, including the risks associated with each Portfolio, in the accompanying prospectuses. You should read the prospectuses for the Funds in conjunction with this prospectus.

YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY BEFORE YOU MAKE ANY DECISION CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Although neither the Company nor any such Fund currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, the Company has been advised that each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company may be required to bear the attendant expenses.

We reinvest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio in shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. We will purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions. We will redeem shares in the Funds to meet Contract obligations or make adjustments in reserves, if any.

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners and without prior approval of the Securities and Exchange Commission (to the extent such approval is required by the 1940 Act).

We reserve the right to establish additional Variable Sub-accounts of the Variable Account, each of which would invest in shares of another Fund. Subject to Contract Owner approval, the Company also reserves the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

Each Fund is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for the Funds for further information.

THE CONTRACT

APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules, and we reserve the right to reject an application for any lawful reason. If we do not issue a Contract, we will return the premium. We will not change the terms or conditions of a Contract without the consent of the Contract Owner.

Once we have received the initial premium and approved underwriting, we will issue the Contract on the date we receive the final requirement for issue. In the case of simplified underwriting, we will issue the Contract or deny coverage within 3 business days of our receipt of premium. The Insured will be covered under the Contract, however, as of the Contract Date. Since the Contract Date will generally be the date we receive the initial premium, coverage under a Contract may begin before we issue it. In addition to determining when coverage begins, the Contract Date determines Monthly Activity Dates, Contract months, and Contract Years.

If the initial premium is over the limits we establish from time to time ($1,000,000 as of the date of this Prospectus), we will not accept the initial payment with the application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during the underwriting period according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age.

PREMIUMS

The Contract is designed to require a substantial initial premium payment and, subject to certain conditions, to permit additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and initial premium payments meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

                            Simplified Underwriting
Issue Age                                           MAXIMUM INITIAL PREMIUM

0-34.............................................           Not available
35-44............................................               $15,000
45-54............................................               $30,000
55-64............................................               $50,000
65-80............................................              $100,000
Over age 80......................................           Not available

Additional premium payments may be made at any time, subject to the following conditions:

      only one additional premium payment may be made in any Contract Year;

      each additional premium payment must be at least $500;

      the attained age of the Insured must be less than 86; and
      absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or (2) a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-85).

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under the Code. The Company reserves the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in Specified Amount. However, we reserve the right to reject any additional premium payment for any reason.

Unless you request otherwise in writing, we will apply any additional payment we receive while a Contract loan exists first to reduce Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

You may pay additional premiums at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

ALLOCATION OF PREMIUMS

Upon completion of underwriting, we will either (1) issue a Contract, or (2) deny coverage and return all premiums. If we issue a Contract, we will allocate the initial premium payment, plus an amount equal to the interest that would have been earned had the initial premium been invested in the AIM V.I. Money Market Sub-Account since the date of receipt of the premium, according to the initial premium allocation instructions specified on the application. We will make this allocation on the date the Contract is issued. In the future, the Company may allocate the initial premium to the AIM V.I. Money Market Sub-Account during the cancellation period, in those states where state law requires premiums to be returned upon exercise of the free-look right.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio. We will determine those values on each Valuation Day by multiplying the Accumulation Unit Value of the particular Variable Sub-Account on the preceding Valuation Day by the "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Variable Sub-Account is determined by first dividing (A) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains distributed by that Fund Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by (B) the net asset value per share of the corresponding Fund Portfolio at the end of the immediately preceding Valuation Period. We then subtract from the result an amount equal to the daily deductions for mortality and expense risk charges imposed during the Valuation Period. You should refer to the prospectuses for the Funds which accompany this prospectus for a description of how the assets of each Fund are valued, because that determination has a direct bearing on the Accumulation Unit Value of the corresponding Variable Sub-Account (and therefore on your Account Value). See "Contract Benefits and Rights -- Account Value," page __.

We make all valuations in connection with a Contract, (E.G., with respect to determining Account Value and Cash Surrender Value or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium and additional premiums requiring underwriting), on the date the request or payment is received in good order by the Company at its headquarters. However, if such date is not a Valuation Day, we will make the determination on the next succeeding date that is a Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of cash value as well as a death benefit, you can use the Contract for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Sub-Accounts to which Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose you should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Matters," Page __.)

DEDUCTIONS AND CHARGES

MONTHLY DEDUCTIONS

On each Monthly Activity Date including the Contract Date, we will deduct from the Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with a Contract. We will deduct a portion of the Monthly Deduction Amount from each Variable Sub-Account proportion to your Account Value allocated to that Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money--Contract Benefits and Rights--Lapse and Reinstatement," page __. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:

COST OF INSURANCE CHARGE: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. However, the current cost of insurance charge, which we impose by deducting a specified percentage of your Account Value, will not exceed the guaranteed cost of insurance charge. This guaranteed charge is the maximum annual cost of insurance per $1,000 as indicated in the Contract; multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); divided by $1,000; and divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 is included in each Contract; however, the Company reserves the right to use rates less than those shown in the table. We will assess special risks at a higher cost of insurance rate that will, however, not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's substandard rating.

The maximum guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because that difference is the amount for which we are at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, and
(2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, see "Contract Benefits and Rights" on page __.)

Example:

Specified Amount                                           =         $100,000
Account Value on the Monthly Activity Date                 =          $30,000
Insured's attained age                                     =               45
Death Benefit ratio for age 45                             =             2.15


On the Monthly Activity Date in this example, the Death Benefit as then computed would be $100,000, because the Specified Amount ($100,000) is greater than the Account Value multiplied by the applicable Death Benefit ratio ($30,000 x 2.15 = $64,500). Since the Account Value on that date is $30,000, the guaranteed maximum cost of insurance charges per $1,000 would be applied to the difference ($100,000 - $30,000 = $70,000).

Assume that the Account Value in the above example was $50,000. The Death Benefit would then be $107,500 (2.15 x $50,000), since this is greater than the Specified Amount ($100,000). The maximum cost of insurance rates in that case would be applied to ($107,500 - $50,000) = $57,500.

The level of Specified Amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a specified amount of $39,998. If a female age 65 paid a $10,000 premium, the specified amount would be equal to $22,749.

Because the Account Value (and, as a result, the amount for which we are at risk under a Contract) may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once we have assigned a risk rating class to an Insured when the Contract is issued, that rating class will not change if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

TAX EXPENSE CHARGE: We will deduct monthly from the Account Value a tax expense charge equivalent to an annual rate of 0.40% for the first ten Contract Years. This charge compensates us for premium taxes imposed by various states and local jurisdictions and for federal taxes related to our receipt of premiums under the Contract. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We impose the premium tax deduction regardless of a Contract Owner's state of residence and, therefore, we assess it whether or not any premium tax applies. The deduction may be higher or lower than any premium tax your state imposes. However, we do not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse us for approximate expenses we incur for federal taxes resulting from the application of Section 848 of the Code.

ADMINISTRATIVE EXPENSE CHARGE: We will deduct monthly from your Account Value an administrative expense charge equivalent to an annual rate of 0.25%. This charge compensates us for administrative expenses we incur in our administration of the Variable Account and the Contracts.

We take all monthly deductions by canceling Accumulation Units of the Variable Account under your Contract.

OTHER DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE: We will deduct from the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because that determination is made on the Monthly Activity Date preceding the death of an Insured. The expense risk we assume is that expenses we incur in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

ANNUAL MAINTENANCE FEE: If the aggregate premiums paid on a Contract are less than $50,000, we will deduct from your Account Value an annual maintenance fee of $35 on each Contract Anniversary. This fee helps reimburse us for our administrative and maintenance costs relating to the Contracts.

TAXES CHARGED AGAINST THE VARIABLE ACCOUNT: Currently, we make no charge to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of premiums under the Contract). We may, however, make such a charge in the future. We may also assess charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

CHARGES AGAINST THE FUNDS: The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Fund Fees and Expenses" table on page __.

WITHDRAWAL CHARGE: Upon surrender of the Contract and partial withdrawals in excess of the Free Withdrawal Amount, a withdrawal charge may be assessed. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

Percentage of Initial
Contract Year                                          PREMIUM WITHDRAWN
                                                       -----------------
1................................................              7.75%
2................................................              7.75%
3................................................              7.75%
4................................................              7.25%
5................................................              6.25%
6................................................              5.25%
7................................................              4.25%
8................................................              3.25%
9................................................              2.25%
10+..............................................              0.00%


After the ninth Contract Year, we will impose no withdrawal charges. In addition, we will not impose a withdrawal charge to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. The withdrawal charge may be waived under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital.

We impose the  withdrawal  charge to cover a portion  of the sales  expense we
incur  in  distributing   the  Contracts.   This  expense   includes   agents'
commissions, advertising and the printing of prospectuses.

DUE AND UNPAID PREMIUM TAX CHARGE: During the first nine Contract Years, a charge for due and unpaid premium tax will be imposed on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the Account Value withdrawn:

                             Percentage of Initial
Year                                                   PREMIUM WITHDRAWN
                                                      --------------------

1................................................              2.25%
2................................................              2.00%
3................................................              1.75%
4................................................              1.50%
5................................................              1.25%
6................................................              1.00%
7................................................              0.75%
8................................................              0.50%
9................................................              0.25%
10+..............................................              0.00%


After the ninth Contract Year, no due and unpaid premium tax charge applies. We guarantee that the percentages indicated above will not increase.

CONTRACT BENEFITS AND RIGHTS
 ------------------------------------------------------------------------------

DEATH BENEFIT

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The proceeds payable to the beneficiary equal the Death Benefit less the sum of:

      any Indebtedness, and

      any due and unpaid Monthly Deduction Amounts occurring during a Grace Period (if applicable).

The Death Benefit equals the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the Death Benefit ratio. The Death Benefit ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

Examples:
                                               A                    B

Specified Amount:                          $100,000             $100,000
Insured's Age:                                   45                   45
Account Value on Date of Death:             $48,000              $34,000
Death Benefit Ratio                            2.15                 2.15

In Example A, the Death Benefit equals $103,200, I.E., the greater of $100,000 (the Specified Amount) and $103,200 (the Account Value at the Date of Death of $48,000, multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, I.E., the greater of $100,000 (the Specified Amount) and $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

The beneficiary may (1) take all or part of the proceeds in cash, or (2) apply the proceeds to an Income Plan. See "Other Matters -- Payment Options," page
__.

ACCELERATED DEATH BENEFIT

If the Insured becomes terminally ill, the you may request an accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request, and (2) $250,000 for all policies issued by the Company that cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, will result in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the accelerated Death Benefit is available if the accident occurred after the issue date. The minimum amount of Death Benefit we will accelerate is $10,000.

We will pay benefits due under the accelerated Death Benefit provision upon receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. We also reserve the right to require supporting documentation of the diagnosis and to require (at our expense) an examination of the Insured by a physician of our choice to confirm the diagnosis. The amount of the payment will be the amount requested by the Contract Owner, reduced by the sum of:

      a 12 month interest discount to reflect the early payment;

      an administrative fee (not to exceed $250); and

      a pro rata amount of any outstanding Contract loan and accrued loan interest.

After the payment has been made, we will reduce the Specified Amount, the Account Value and any outstanding Contract loan on a pro rata basis.

Only one request for an accelerated Death Benefit per Insured is allowed. The accelerated Death Benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

CONFINEMENT WAIVER BENEFIT

Under the terms of an endorsement to the Contract, we will waive any withdrawal charges on partial withdrawals and surrenders of the Contract while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days beginning 30 days or more after the issue date. You must request this waiver either during the period of confinement or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. We reserve the right to discontinue the offering of the confinement waiver benefit amendatory endorsement upon the purchase of a new Contract.

ACCOUNT VALUE

We will compute the Account Value of a Contract on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the Monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Funds to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Day by the then Accumulation Unit Value of that Sub-Account and then adding the results for all the Variable Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page __.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request that part or all of your Account Value in a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. We reserve the right to impose a $10 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum amount that can be transferred is shown on the Contract Data page (currently, there is no minimum).

On days when the New York Stock Exchange ("NYSE") is open for trading, you may make telephone transfer requests by calling 1(800) 526-4827. We effect telephone transfer requests that we receive before 4:00 p.m., Eastern Time, at the next computed value. In the event that the NYSE closes early, I.E., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE.

Transfers by telephone may be made by the Contract Owner's agent of record or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests they reasonably believe are genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. The procedures we follow for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made by an amount equal to the amount transferred, divided by the Accumulation Unit Value of the Variable Sub-Account from which the transfer is made next computed after we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made by an amount equal to the amount transferred, divided by the Accumulation Unit Value of that Variable Sub-Account next computed after we receives the transfer request.

DOLLAR COST AVERAGING

You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other interval as may be determined by the Company) from the Money Market Variable Sub-Account to any other Variable Sub-Account. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. We impose no additional charges upon participants in the Dollar Cost Averaging program. Transfers under Dollar Cost Averaging are not counted toward the 12 free transfers per Contract Year we currently permit.

AUTOMATIC PORTFOLIO REBALANCING

You may make transfers automatically through Automatic Portfolio Rebalancing while the Contract is in force. Under our Automatic Portfolio Rebalancing program, we will rebalance your Account Value in the Variable Sub-Accounts to your desired allocation on a quarterly basis, determined from the first date that you rebalance.

The allocation we use will be the allocation you initially selected, unless you subsequently changed it. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to our receipt of the written request.

ACCESS TO YOUR MONEY
 ------------------------------------------------------------------------------

CONTRACT LOANS

While the Contract is in force, you may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types are Preferred Loans (described below) and non-Preferred Loans. Both types of loans are secured by your Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of:

      the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary),

      any due and unpaid Monthly Deduction Amounts, and

      any  annual   maintenance  fee  due  on  or  before  the  next  Contract
      Anniversary.

We will transfer the loan amount to the Loan Account from the Variable Sub-Accounts in proportion to your Account Value in each (unless you specify otherwise). We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates we determine from time to time, but which will not exceed the maximum rate indicated in the Contract (currently, [8%] per year). The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract, net of any premiums returned due to partial withdrawals, as determined on each Contract Anniversary, is considered a "Preferred Loan." Preferred Loans bear interest at a rate not to exceed the Preferred Loan rate set forth in the Contract. The difference between the value of the Loan Account and the Indebtedness will be transferred from the Variable Sub-Accounts (in proportion to your Account Value in each) to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, we will give you written notice that, unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, the repayment will be allocated among the Variable Sub-Accounts in the same percentages as apply to subsequent premium payments (unless you request a different allocation). We will deduct from the Loan Account an amount equal to the payment. Any outstanding loan at the end of a grace period must be repaid before we will reinstate the Contract. See "Contract Benefits and Rights -- Lapse and Reinstatement," page __.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. ALSO, IF NOT REPAID, THE AGGREGATE OUTSTANDING LOAN(S) WILL REDUCE THE DEATH BENEFIT PROCEEDS AND CASH SURRENDER VALUE OTHERWISE PAYABLE.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, you will receive the Cash Surrender Value determined as of the day we receive your written request or, if later, the date you requested. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. We will pay the Cash Surrender Value of the Contract within seven days of our receipt of the written request or on the effective surrender date you requested, whichever is later.

The Contract will terminate on the date of our receipt of your written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page __.

You may elect to apply the surrender proceeds to an Income Plan (see "Other Matters -- Payment Options," page __).

PARTIAL WITHDRAWALS

While the Contract is in force, you may elect, by written request, to make partial withdrawals of at least $50 from the Contract's Cash Surrender Value. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, we will treat the request as a request for full surrender. The partial withdrawal will be deducted from the Variable Sub-Accounts in proportion to your Account Value in each, unless you instruct otherwise. The Specified Amount after the partial withdrawal will be the greater of:

      the   Specified   Amount  prior  to  the  partial   withdrawal   reduced
      proportionately to the reduction in Account Value; or

      the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page __. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page __ . PAYMENT OPTIONS

The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum, or you may apply the proceeds to one of our Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commence.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from our general account. They do not reflect the investment experience of the Variable Account. We will determine fixed annuity payments by multiplying the amount applied to the annuity by a rate we determine, which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. We may require proof of age and sex of the payee (and joint payee, if applicable) before payments begin. We may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (we may offer other payment options):

      INCOME PLAN 1 -- Life Income With Guaranteed Payments

      The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

      INCOME PLAN 2 -- Joint And Survivor Life Income With Guaranteed Payments

      The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

      The Company will make any other arrangements for income payments as may be agreed on.

MATURITY

The Contracts have no maturity date.

LAPSE AND REINSTATEMENT

The Contract will remain in force until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. If that happens, we give you written notice that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("grace period"), there is a danger of lapse.

The Contract will continue through the grace period, but if no payment is forthcoming, it will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract will be reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page __.

If the Contract lapses, you may apply for reinstatement of the Contract by paying the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to:

      cover all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and keep the Contract in force for three months after the date of reinstatement.

The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Contract for cancellation. This right to return exists during what we call the cancellation period. The cancellation period is a number of days which varies by state as specified in your contract. If you choose to exercise this right, you must return the Contract for cancellation by mail or personal delivery to the Company (or to the agent who sold the Contract) within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter the sum of:

      the Account Value on the date the returned Contract is received by the Company or its agent; and

      any deductions under the Contract or by the Funds for taxes, charges or fees.

Some states may require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract we offer on the life of the Insured. The amount at risk to the Company (I.E., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract.

We reserve the right to make such a contract available that is offered by the Company's parent or by any other affiliate of the Company.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

We will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR CONTRACTS

We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

      Last survivor Contracts are offered for prospective insured persons age 18-85.

      The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

      To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

      For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

      The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

      Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page __.

      The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

      The Confinement Waiver Benefit is available upon confinement of either Insured.

OTHER MATTERS

VOTING RIGHTS

In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of their shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. We determine the number of shares of a Fund Portfolio held in a Variable Sub-Account that are attributable to each Contract Owner by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Fund Portfolio. We will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (I.E., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if our present interpretation should change and, as a result, we determine we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

We will determine the voting interests of the Contract Owner (or the assignee) in the Funds as follows: Contract Owners are entitled to give us voting instructions with respect to Fund Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for that Fund. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Variable Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money--Contract Benefits and Rights--Contract Loans," page __) will not be considered in determining the voting interests of the Contract Owner. You should review the prospectuses for the Funds which accompany this prospectus to determine matters on which Fund shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require us to vote the shares so as to cause a change in the sub-classification or investment objective of one or more of the Fund Portfolios or to approve or disapprove an investment advisory contract for any of the Fund Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Funds if we reasonably disapprove of such changes. We will disapprove a change only if the proposed change would be contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons for it in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

The Company will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send to each Contract Owner a statement showing the coverage amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

We may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for 2 years from the effective date of the increase. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

BENEFICIARY

You name the beneficiary in your application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, we will pay the proceeds to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

DIVIDENDS

No dividends will be paid under the Contracts.

DISTRIBUTION OF THE CONTRACTS

Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contracts. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Commissions paid may vary, but in the aggregate are not anticipated to exceed 7.25% of any purchase payment. These commissions are intended to cover distribution expenses. In addition, sales of the Contract may count toward incentive program awards for the registered representative.

The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Contract Owners arising out of services rendered or Contracts issued.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Funds.

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or purchase of a life insurance contract depend upon the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT

We are taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company and its operations form a part of the Company, it will not be taxed separately. Under the Code, the Company believes that the Variable Account investment income and net capital gains will not be taxed because they are applied to increase the reserves under the Contracts. Accordingly, the Company does not currently make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in the future.

TAXATION OF CONTRACT BENEFITS

To qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in
Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a contract. Section 7702 does not address certain features of the Contract. Nevertheless, the Company believes that the Contact will meet the Section 7702 definition of a life insurance contract. This means that:

      the death benefit will be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

      the Contract Owner will not be taxed on the Cash Value of the Contract, including any increases, until actual distributions from the Contract.

In addition, under proposed regulations interpreting Section 7702, it is unclear whether a substandard risk Contract will meet the Section 7702 definition. If a Contract were not a life insurance contract under Section 7702, the Contract would not provide most of the tax advantages normally provided by a life insurance contract. The Company reserves the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

Upon surrender of the Contract, the cash surrender value is taxable to the extent it exceeds the investment in the Contract. The investment in the Contract is the gross premium or other consideration paid for the Contract reduced by any amounts previously received from the Contract to the extent such amounts were properly excluded from gross income. For non-modified endowment contracts, a partial withdrawal, or a reduction in benefit in the first fifteen years of the Contract, may result in a taxable distribution of income before recovery of the investment in the Contract. Partial withdrawals and reduction in benefits on non-modified endowment contracts after fifteen years are taxed first as a recovery of investment in the Contract, then as a taxable distribution of income.

If you own and are the Insured under the Contract, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is other than your estate but you retained incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include, but are not limited to, the right:

      to change beneficiaries.
      to assign the Contract or revoke an assignment, to pledge the Contract, or to obtain a policy loan.

If you own and are the Insured under the Contract and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance tax consequences may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of such individuals) two or more generations below that of the transferor may be subject to the federal generation skipping transfer tax.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement in which the value depends in part on tax consequences, you should be sure to consult a qualified tax advisor about the tax attributes of the arrangement.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified  endowment contract" under
Section  7702A of the Code if it meets the  definition  of life  insurance  in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c).

The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specified computational rules for the "seven-pay test" under
Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange of a life insurance contract that is not a modified endowment contract will not cause the new contract to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance contract that is a modified endowment contract for a new life insurance contract will always cause the new contract to be a modified endowment contract.

A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. Accordingly, the death benefit is excluded from income and increases in value are not subject to current taxation. If a person receives any amount as a policy loan from a modified endowment contract, or assigns or pledges any part of the value of the contract, that amount is treated as a distribution. All distributions received before the insured's death are treated first as income (to the extent of gain) and then as recovery of investment in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions:

      distributions made on or after the date on which the taxpayer attains age 59 1/2;

      distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

      any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as a variable life insurance contract for federal tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as a variable life insurance contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract.

Although   the  Company  does  not  have  control  over  the  Funds  or  their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among sub-accounts of a Variable Account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that guidance would be issued in the future regarding the extent that owners could direct their investments among sub-accounts without being treated as owners of the underlying assets of the Variable Account.

The ownership rights under this contract are similar to, but different in certain respects from, those described by the service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the Variable Account. In those circumstances, income and gain from the Variable Account assets would be includible in the Contract Owner's gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that the Treasury Department's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

POLICY LOAN INTEREST

Interest paid on loans against a Contract is generally not deductible.

ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company also acts as the sponsor for three other of its separate accounts that are registered investment companies: Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life AIM Variable Life Separate Account A and Glenbrook Life Multi-Manager Variable Account. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers of the Company are listed below, with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER,  II, 52,  Chief  Executive  Officer and  Chairman of the Board
(1995)*

Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Director (1990-1997), Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Director (1986-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.

THOMAS J. WILSON, II, 41, Vice Chairman (1999)* Also Director (1995-Present) and Senior Vice President (1999) of Allstate Insurance Company; Director (1999) Allstate Life Financial Services, Inc.; Director (1995-Present) and President
(1999) Allstate Life Insurance Company; Director (1999) and President (1998-Present) of Allstate Life Insurance Company of New York; Director (1999) and Vice Chairman of Glenbrook Life and Annuity Company; Director (1999) Lincoln Benefit Life Company; Director (1999) and Vice Chairman of Northbrook Life Insurance Company; Director (1999) of Surety Life Insurance Company.


PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director (1992)*

Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-1997) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 43, Director (1996)*

Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present) Allstate Life Financial Services Inc.; Director (1996-1997) Glenbrook Life Insurance
Company; and Director (1994-Present) and Assistant Vice President (1990-Present) Northbrook Life Insurance Company.

G. CRAIG WHITEHEAD, 51, Senior Vice President and Director (1995)*

Also Assistant Vice President (1991-Present) Allstate Life Insurance Company; Director (1994-1997) Assistant Vice President (1991-1997) Glenbrook Life Insurance Company; Assistant Vice President (1992-Present) Secretary (1995) Glenbrook Life and Annuity Company; Director (1995-Present) Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present), and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.; and Director (1989-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) Northbrook Life Insurance Company.

KEVIN R. SLAWIN, 40, Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996 Glenbrook Life Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; and Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer (1995)* Also Director (1995-Present ) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief
Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer-Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc.; and Treasurer (1995-Present) Northbrook Life Insurance Company. From 1993 to 1995, he was Vice President of Allstate Life Insurance Company. Prior to 1993, he held various management positions.

* Date elected to current office.

YEAR 2000

Glenbrook is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of Glenbrook's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced ("Year 2000 Issue"). Glenbrook believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect Glenbrook. In 1995, Allstate Insurance Company commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes Glenbrook actively working with its major external counterparties and suppliers to assess their compliance efforts and Glenbrook's exposure to them. Glenbrook presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT

We have filed a registration statement with respect to the Contracts with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits to the registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges. Personalized illustrations provided by the Company upon request will be based on the methodology and format of these hypothetical illustrations as appropriate.

EXPERTS

The financial statements and the related financial statement schedule of Glenbrook and the financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The hypothetical Contract illustrations previously included in the Company's registration statement have been approved by Diana Montigney, FSA, Allstate Life Insurance Company, and were included in reliance upon her opinion as to their reasonableness.

FINANCIAL INFORMATION

The financial statements of the Company and the Variable Account appear immediately below. The financial statements for the Company should be considered as bearing only on the ability of the Company to fulfill its obligations under the Contracts. They do not relate to the investment performance of the Variable Account.

                          Financial Statements

                               INDEX


                                                                           PAGE

Independent Auditors' Report................................................F-1

Financial Statements:


       Statements of Financial Position
          December 31, 1998 and 1997........................................F-2

       Statements of Operations and Comprehensive Income for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-3

       Statements of Shareholder's Equity for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-4

       Statements of Cash Flows for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-5

       Notes to Financial Statements........................................F-6

       Schedule IV - Reinsurance for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-17

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1998 and 1997, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1998. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 1999

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                             ------------
($ in thousands)                                           1998        1997
                                                           ----        ----

ASSETS
Investments
    Fixed income securities, at fair value
      (amortized cost $87,415 and $81,369)              $   94,313   $   86,243
    Short-term                                               4,663        4,231
                                                        ----------   ----------
    Total investments                                       98,976       90,474

Reinsurance recoverable from Allstate Life
    Insurance Company                                    3,113,278    2,637,983
Other assets                                                 2,590        2,549
Separate Accounts                                          993,622      620,535
                                                        ----------   ----------
        TOTAL ASSETS                                    $4,208,466   $3,351,541
                                                        ==========   ==========

LIABILITIES
Contractholder funds                                     3,113,278    2,637,983
Current income taxes payable                                 2,181          609
Deferred income taxes                                        2,499        1,772
Payable to affiliates, net                                   3,583        2,698
Separate Accounts                                          993,622      620,535
                                                        ----------   ----------
        TOTAL LIABILITIES                                4,115,163    3,263,597
                                                        ----------   ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $500 par value, 4,200 shares
    authorized, issued and outstanding                       2,100        2,100
Additional capital paid-in                                  69,641       69,641
Retained income                                             17,079       13,035

Accumulated other comprehensive income:
    Unrealized net capital gains                             4,483        3,168
                                                        ----------   ----------
        Total accumulated other comprehensive income         4,483        3,168
                                                        ----------   ----------
        TOTAL SHAREHOLDER'S EQUITY                          93,303       87,944
                                                        ----------   ----------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY      $4,208,466   $3,351,541
                                                        ==========   ==========


      See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME



                                                      Year Ended December 31,
                                                      -----------------------
($ in thousands)                                     1998      1997     1996
                                                     ----      ----     ----

REVENUES
Net investment income                              $ 6,231    $ 5,304   $ 3,774
Realized capital gains and losses                       (5)     3,460        --
                                                   -------    -------   -------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE     6,226      8,764     3,774
Income tax expense                                   2,182      3,078     1,339
                                                   -------    -------   -------


NET INCOME                                           4,044      5,686     2,435
                                                   -------    -------   -------

OTHER COMPREHENSIVE INCOME, AFTER-TAX
  Change in unrealized net capital
     gains and losses                                1,315        378      (567)
                                                   -------    -------   -------

COMPREHENSIVE INCOME                               $ 5,359    $ 6,064   $ 1,868
                                                   =======    =======   =======


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                    December 31,
                                                    ------------
   ($ in thousands)                        1998       1997       1996
                                           ----       ----        ----

COMMON STOCK                             $  2,100   $  2,100   $  2,100
                                         --------   --------   --------

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                 69,641     69,641     49,641
Capital contribution                           --         --     20,000
                                         --------   --------   --------
Balance, end of year                       69,641     69,641     69,641
                                         --------   --------   --------
RETAINED INCOME
Balance, beginning of year                 13,035      7,349      4,914
Net income                                  4,044      5,686      2,435
                                         --------   --------   --------
Balance, end of year                       17,079     13,035      7,349
                                         --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                  3,168      2,790      3,357
Change in unrealized net capital gains
   and losses                               1,315        378       (567)
                                         --------   --------   --------
Balance, end of year                        4,483      3,168      2,790
                                         --------   --------   --------

     Total shareholder's equity          $ 93,303   $ 87,944   $ 81,880
                                         ========   ========   ========

   See notes to financial statements.



                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS


                                                         Year Ended December 31,
                                                         -----------------------
    ($ in thousands)                                  1998        1997        1996
                                                      ----        ----        ----


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                          $  4,044    $  5,686    $  2,435
Adjustments to reconcile net income to net cash
   provided by operating activities
      Amortization and other non-cash  items             (24)         29          --
      Realized capital gains and losses                    5      (3,460)         --
 Changes in:
      Income taxes payable                             1,590         240      (1,223)
      Other operating assets and liabilities             915         961         717
                                                    --------    --------    --------
        Net cash provided by operating activities      6,530       3,456       1,929
                                                    --------    --------    --------


CASH FLOWS FROM INVESTING ACTIVITIES
 Fixed income securities
   Proceeds from sales                                 1,966       1,405          --
   Investment collections                              7,123      14,217       2,891
   Investment purchases                              (15,250)    (50,115)     (5,667)
Participation in Separate Accounts                        --      13,981        (232)
Change in short-term investments, net                   (369)     (2,944)        815
                                                    --------    --------    --------
        Net cash used in investing activities         (6,530)    (23,456)     (2,193)
                                                    --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                      --      20,000          --
                                                    --------    --------    --------
        Net cash provided by financing activities         --      20,000          --
                                                    --------    --------    --------

NET DECREASE IN CASH                                      --          --        (264)
CASH AT THE BEGINNING OF YEAR                             --          --         264
                                                    --------    --------    --------
CASH AT END OF YEAR                                 $     --    $     --    $     --
                                                    ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Noncash financing activity:
    Capital contribution receivable from
       Allstate Life Insurance Company              $     --      $   --    $ 20,000
                                                    ========    ========    ========



See notes to financial statements.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1998 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets savings products and life insurance through banks, direct marketing and broker-dealers. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities. Life insurance includes universal life and variable life products. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts. In 1998, substantially all of the Company's statutory premiums and deposits were from annuities. The Company re-domesticated its operations from Illinois to Arizona in 1998.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal and state regulation and legislation that, if passed, would allow banks greater participation in securities and insurance businesses, which would present an increased level of competition, as well as opportunities, for sales of the
Company's  life and  savings  products.  Furthermore,  the market  for  deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could have a detrimental effect on the Company's sales.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia. The top geographic locations for statutory premiums and deposits for the Company are Florida, Pennsylvania, Texas, California and Tennessee for the year ended December 31, 1998. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Substantially all premiums and deposits are ceded to ALIC under reinsurance agreements.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends on short-term investments. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC. Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES
Revenues on universal life-type contracts are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance. All premium revenues and contract charges are primarily reinsured with ALIC.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates.

Deferred income taxes arise from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues flexible premium deferred variable annuity and variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts. The Company's Separate Accounts consist of: Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life Variable Life Separate Account A, Glenbrook Life Scudder Variable Account (A), Glenbrook Life Multi-Manager Variable Account, Glenbrook Life AIM Variable Life Separate Account A and Glenbrook Life Variable Life Separate Account B. Each of the Separate Accounts are unit investment trusts registered with the Securities and Exchange Commission.

The assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees, mortality and expense risk charges and cost of insurance charges, all of which are reinsured with ALIC.

Prior to 1998, the Company had an ownership interest ("Participation") in the Separate Accounts. The Company's Participation was carried at fair value and unrealized gains and losses, net of deferred income taxes, were shown as a component of shareholder's equity. Investment income and realized capital gains and losses which arose from the Participation were included in the Company's statements of operations and comprehensive income. The Company liquidated its Participation during 1997, which resulted in a pretax realized capital gain of $3.5 million.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1998, credited interest rates on contractholder funds ranged from 3.46% to 11.00% for those contracts with fixed interest rates and from 3.75% to 10.00% for those with flexible rates.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." Comprehensive income is a measurement of certain changes in shareholder's equity that result from transactions and other economic events other than transactions with shareholders. For the Company, these consist of changes in unrealized gains and losses on the investment portfolio (See Note 8).

In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and interim financial reporting. The Company has identified itself as a single operating segment.

PENDING ACCOUNTING STANDARDS
In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working to improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.


3.   RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related contracholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
($ in thousands)                                    1998       1997       1996
                                                  --------   --------   --------

Contract charges                                 $  19,009  $  11,641  $   4,254
Credited interest, policy benefits, and
   certain expenses                                218,008    179,954    113,703


BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $15,949, $19,243 and $4,804 in 1998, 1997 and 1996, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.


4.   INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:
                                    AMORTIZED   GROSS UNREALIZED     FAIR
                                      COST      GAINS     LOSSES     VALUE
                                      ----      -----     ------     -----
AT DECEMBER 31, 1998
U.S. government and agencies         $24,350   $ 4,308   $    --    $28,658
Municipal                                656        24        --        680
Corporate                             33,009     1,575       (39)    34,545
Mortgage-backed securities            29,400     1,047       (17)    30,430
                                     -------   -------   -------    -------
     Total fixed income securities   $87,415   $ 6,954   $   (56)   $94,313
                                     =======   =======   =======    =======

AT DECEMBER 31, 1997
U.S. government and agencies         $24,419   $ 2,961   $    --    $27,380
Municipal                                656        17        --        673
Corporate                             25,476       840        --     26,316
Mortgage-backed securities            30,818     1,056        --     31,874
                                     -------   -------   -------    -------
     Total fixed income securities   $81,369   $ 4,874   $    --    $86,243
                                     =======   =======   =======    =======

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1998:

                                               AMORTIZED   FAIR
                                                 COST      VALUE
                                                 ----      -----

Due in one year or less                         $   400   $   400
Due after one year through five years             8,711     8,943
Due after five years through ten years           36,027    39,009
Due after ten years                              12,877    15,531
                                                -------   -------
                                                 58,015    63,883
Mortgage-backed securities                       29,400    30,430
                                                -------   -------
   Total                                        $87,415   $94,313
                                                =======   =======

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME
 YEAR ENDED DECEMBER 31,                    1998       1997       1996
                                          -------    -------    -------

Fixed income securities                   $ 6,151    $ 5,014    $ 3,478
Short-term investments                        183        231        126
Participation in Separate Accounts             --        161        232
                                          -------    -------    -------
    Investment income, before expense       6,334      5,406      3,836
    Investment expense                        103        102         62
                                          -------    -------    -------
    Net investment income                 $ 6,231    $ 5,304    $ 3,774
                                          =======    =======    =======

REALIZED CAPITAL GAINS AND LOSSES
 YEAR ENDED DECEMBER 31,                    1998       1997       1996
                                          -------    -------    -------

Fixed income securities                   $    (5)   $   (61)   $    --
Short-term investments                         --          6         --
Participation in Separate Accounts             --      3,515         --
                                          -------    -------    -------
     Realized capital gains and losses         (5)     3,460         --
     Income taxes                               2     (1,211)        --
                                          -------    -------    -------
     Realized capital gains and losses,
        after tax                         $    (3)   $ 2,249    $    --
                                          =======    =======    =======

Excluding calls and prepayments, gross losses of $5 and $61 were realized on sales of fixed income securities during 1998 and 1997, respectively. There were no gains or losses, excluding calls and prepayments during 1996.

UNREALIZED NET CAPITAL GAINS
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1998 are as follows:


                                 COST/
                               AMORTIZED     FAIR     GROSS UNREALIZED      UNREALIZED
                                 COST        VALUE     GAINS      LOSSES     NET GAINS
                                 ----        -----     -----      ------     ---------

Fixed income securities        $ 87,415    $ 94,313   $  6,954   $    (56)   $  6,898
                               ========   ========   ========    ========
Deferred income taxes                                                          (2,415)
                                                                             --------
Unrealized net capital gains                                                 $  4,483
                                                                             ========



CHANGE IN UNREALIZED NET CAPITAL GAINS
YEAR ENDED DECEMBER 31,
                                       1998       1997       1996
                                     -------    -------    -------

Fixed income securities              $ 2,024    $ 2,410    $(2,239)
Participation in Separate Accounts        --     (1,829)     1,368
Deferred income taxes                   (709)      (203)       304
                                     -------    -------    -------
Increase (decrease)  in unrealized
   net capital gains                 $ 1,315    $   378    $  (567)
                                     =======    =======    =======

SECURITIES ON DEPOSIT
At December 31, 1998, fixed income securities with a carrying value of $11,416 were on deposit with regulatory authorities as required by law.


5.    FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including universal life-type insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                1998                  1997
                                ----                  ----
                          CARRYING     FAIR     CARRYING    FAIR
                           VALUE       VALUE     VALUE      VALUE
                           -----       -----     -----      -----

Fixed income securities   $ 94,313   $ 94,313   $ 86,243   $ 86,243
Short-term investments       4,663      4,663      4,231      4,231
Separate Accounts          993,622    993,622    620,535    620,535

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                    1998                      1997
                                    ----                      ----
                             CARRYING      FAIR        CARRYING       FAIR
                               VALUE       VALUE         VALUE        VALUE
                               -----       -----         -----        -----
Contractholder funds on
     investment contracts   $3,130,228   $2,967,101   $2,636,331   $2,492,095
Separate Accounts              993,622      993,622      620,535      620,535

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.


6.  INCOME TAXES

For 1996, the Company filed a separate federal income tax return. Beginning in 1997, the Company joined the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to Sears, Roebuck and Co.'s ("Sears") distribution ("Sears distribution") on June 30, 1995 of its 80.3% ownership in the Corporation to Sears shareholders, the Allstate Group joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return.

As a result of the Sears distribution, the Allstate Group was no longer included in the Sears Tax Group, and the Tax Sharing Agreement was terminated. Accordingly, the Allstate Group and Sears Group entered into a new tax sharing agreement, which adopts many of the principles of the Tax Sharing Agreement and governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Sears distribution, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustment that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax liability at December 31, are as follows:

                                          1998       1997
                                         -------    -------

Unrealized net capital gains             $(2,415)   $(1,706)
Difference in tax bases of investments       (84)       (66)
                                         -------    -------
   Total deferred liability              $(2,499)   $(1,772)
                                         =======    =======

The components of income tax expense for the year ended December 31, are as follows:

                               1998     1997     1996
                              ------   ------   ------

Current                       $2,164   $3,037   $1,335
Deferred                          18       41        4
                              ------   ------   ------
   Total income tax expense   $2,182   $3,078   $1,339
                              ======   ======   ======

The Company paid income taxes of $592, $2,839 and $2,446 in 1998, 1997 and 1996, respectively. The Company had a current income tax liability of $2,181 and $609 at December 31, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                            1998      1997      1996
                                           ------    ------    ------

Statutory federal income tax rate           35.0%     35.0%     35.0%
Other                                         --        .1        .5
                                           ------    ------    ------

Effective income tax rate                   35.0%     35.1%     35.5%
                                           ======    ======    ======


7.   STATUTORY FINANCIAL INFORMATION

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles. While the NAIC has approved a January 1, 2001 implementation date for the newly developed guidance, companies must adhere to the implementation date adopted by their state of domicile. The Company's state of domicile, Arizona, is continuing its comparison of codification and current statutory accounting requirements to determine necessary revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1999 without prior approval of the Arizona Department of Insurance is $4,698.

8.    OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                         1998                            1997                               1996
                             -----------------------------   ----------------------------   -----------------------------
                                                    After-                         After-                          After-
                             Pretax       Tax        tax     Pretax      Tax        tax     Pretax       Tax        tax
                             ------       ---        ---     ------      ---        ---     ------       ---        ---
Unrealized capital gains
 and losses:
--------------------------
Unrealized holding gains
   (losses) arising during
   the period                $ 2,019    $  (707)   $ 1,312   $ 4,034   $(1,412)   $ 2,622   $  (871)   $   304    $  (567)
Less:  reclassification
   adjustment for realized
   net capital gains
   included in net income         (5)         2         (3)    3,453    (1,209)     2,244        --         --         --
                             -------    -------    -------   -------   -------    -------   -------    -------    -------
Unrealized net capital
   gains (losses)            $ 2,024    $  (709)   $ 1,315   $   581   $  (203)   $   378   $  (871)   $   304    $  (567)
                             -------    -------    -------   -------   -------    -------   -------    -------    -------
Other comprehensive
   income                    $ 2,024    $  (709)   $ 1,315   $   581   $  (203)   $   378   $  (871)   $   304    $  (567)
                             =======    =======    =======   =======   =======    =======   =======    =======    =======



9.    COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)



                                                   GROSS                   NET
YEAR ENDED DECEMBER 31, 1998                       AMOUNT      CEDED      AMOUNT
                                                 ---------   ---------   -------

Life insurance in force                          $  12,056   $  12,056   $    --
                                                 =========   =========   =======

Premiums and contract charges:
         Life and annuities                      $  19,009   $  19,009   $    --
                                                 =========   =========   =======


                                                   GROSS                   NET
YEAR ENDED DECEMBER 31, 1997                       AMOUNT      CEDED      AMOUNT
                                                 ---------   ---------   -------

Life insurance in force                          $   4,095   $   4,095   $    --
                                                 =========   =========   =======

Premiums and contract charges:
         Life and annuities                      $  11,641   $  11,641   $    --
                                                 =========   =========   =======


                                                   GROSS                   NET
YEAR ENDED DECEMBER 31, 1996                       AMOUNT      CEDED      AMOUNT
                                                 ---------   ---------   -------
Life insurance in force                          $   2,436   $   2,436   $    --
                                                 =========   =========   =======

Premiums and contract charges:
         Life and annuities                      $   4,254   $   4,254   $    --
                                                 =========   =========   =======

--------------------------------------------------------------------------------
                 GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

                  Financial Statements as of December 31, 1998
                  and for the periods ended December 31,1998,
                     and December 31,1997, and Independent
                                Auditors' Report

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

Independent Auditors' Report                                                  1

Statements of Net Assets as of December 31, 1998 for the following:

Investments in the American Century Variable Portfolios, Inc. Portfolios:     2
    American Century VP Balanced
    American Century VP International
Investments in the Morgan Stanley Dean Witter Variable Investment Series
 Portfolios:
    VIS Dividend Growth
    VIS European Growth
    VIS Quality Income Plus
    VIS Utilities
Investments in the Dreyfus Variable Investment Fund Portfolios:
    VIF Growth and Income
    VIF Money Market
    VIF Small Company Stock
Investment in the Dreyfus Socially Responsible Growth Fund, Inc. Portfolio Investment in the Dreyfus Stock Index Fund Portfolio
Investments in the Fidelity Variable Insurance Products Fund Portfolios:
    VIP Growth
    VIP High Income
    VIP Equity-Income
Investment in the Fidelity Variable Insurance Products Fund II Portfolio:
    VIP II Contrafund
Investments in the MFS Variable Insurance Trust Portfolios:
    MFS Emerging Growth Series
    MFS Limited Maturity Series
Investments in the AIM Variable Insurance Funds, Inc. Portfolios:
    Capital Appreciation
    Diversified Income
    Government Securities
    Growth
    Growth and Income
    International Equity
    Global Utilities
    Value

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page
Statements of Operations for the following:

For  the  Year  Ended  December  31,  1998  and the  Period
December  29,  1997 (commencement of operations) to December 31, 1997
Investments in the American Century Variable Portfolios, Inc. Portfolios    3, 7
    American Century VP Balanced
    American Century VP International
Investments in the Morgan Stanley Dean Witter Variable Investment Series
 Portfolios:
    VIS Dividend Growth
    VIS European Growth
    VIS Quality Income Plus
    VIS Utilities
Investments in the Dreyfus Variable Investment Fund Portfolios:             4, 7
    VIF Growth and Income
    VIF Money Market
    VIF Small Company Stock
Investment in the Dreyfus Socially Responsible Growth Fund, Inc. Portfolio  4, 8

For the Period July 23, 1998 to December 31, 1998:
Investment in the Dreyfus Stock Index Fund Portfolio                          4

For  the  Year  Ended  December  31,  1998  and the  Period
December  29,  1997 (commencement of operations) to December 31, 1997
Investments in the Fidelity Variable Insurance Products Fund Portfolios:    5, 8
    VIP Growth Fund
    VIP High Income

For the Period July 23, 1998 to December 31, 1998:
Investments in the Fidelity Variable Insurance Products Fund Portfolio:       5
    VIP Equity-Income

For  the  Year  Ended  December  31,  1998  and the  Period
December 29, 1997 (commencement of operations) to December 31, 1997 Investments in the Fidelity Variable Insurance Products Fund
 II Portfolio:                                                              5, 8
    VIP II Contrafund
Investments in the MFS Variable Insurance Trust Portfolios:
    MFS Emerging Growth Series
    MFS Limited Maturity Series

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

For the Period July 23, 1998 to December 31, 1998:
Investments in the AIM Variable Insurance Funds, Inc. Portfolios:             6
     Capital Appreciation
     Diversified Income
     Government Securities
     Growth
     Growth and Income
     International Equity
     Global Utilities
     Value

Statements of Changes in Net Assets for the following:

For  the  Year  Ended  December  31,  1998  and the  Period
December 29, 1997 (commencement of operations) to December 31, 1997 Investments in the American Century Variable Portfolios, Inc. Portfolios: 9, 13
    American Century VP Balanced
    American Century VP International
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    VIS Dividend Growth
    VIS European Growth
    VIS Quality Income Plus
    VIS Utilities
Investments in the Dreyfus Variable Investment Fund Portfolios:           10, 13
    VIF Growth and Income
    VIF Money Market
    VIF Small Company Stock
Investment in the Dreyfus Socially Responsible Growth Fund,
 Inc. Portfolio                                                           10, 14

For the Period July 23, 1998 to December 31, 1998:
Investment in the Dreyfus Stock Index Fund Portfolio                         10

For the Year Ended December 31, 1998:
Investments in the Fidelity Variable Insurance Products Fund Portfolios:  11, 14
    VIP Growth
    VIP High Income

For the Period July 23, 1998 to December 31, 1998:
Investments in the Fidelity Variable Insurance Products Fund Portfolios:
    VIP Equity-Income                                                        11

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                           Page

For  the  Year  Ended  December  31,  1998  and the  Period
December 29, 1997 (commencement of operations) to December 31, 1997 Investments in the Fidelity Variable Insurance Products
 Fund II Portfolios:                                                      11, 14
    VIP II Contrafund
Investments in the MFS Variable Insurance Trust Portfolios:
    MFS Emerging Growth Series
    MFS Limited Maturity Series

For the Period July 23, 1998 to December 31, 1998:
Investments in the AIM Variable Insurance Funds, Inc. Portfolios:           12
     Capital Appreciation
     Diversified Income
     Government Securities
     Growth
     Growth and Income
     International Equity
     Global Utilities
     Value

Notes to Financial Statements                                            15 - 17

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Glenbrook Life and Annuity Company:

We have audited the accompanying statements of net assets of each of the sub-accounts ("portfolios" for the purposes of this report), listed in the table of contents, that comprise Glenbrook Life Variable Life Separate Account A (the "Account"), a Separate Account of Glenbrook Life and Annuity Company, an affiliate of The Allstate Corporation, as of December 31, 1998, and the related statements of operations and changes in net assets for the applicable periods indicated in the table of contents. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the portfolios, listed in the table of contents, that comprise the Account as of December 31, 1998, and the results of their operations, and the changes in their net assets for each of the periods, indicated in the table of contents, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 18, 1999

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------
($ and shares in whole amounts)

NET ASSETS
Investments in the American Century Variable Portfolios, Inc:
  American Century VP Balanced, 5,605 shares (cost $43,424)          $    46,748
  American Century VP International, 7,509 shares (cost $54,077)          57,217

Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
  VIS Dividend Growth                                                         --
  VIS European Growth                                                         --
  VIS Quality Income Plus                                                     --
  VIS Utilities                                                               --

Investments in the Dreyfus Variable Investment Fund Portfolios:
  VIF Growth and Income, 7,943 shares (cost $167,726)                    179,760
  VIF Money Market, 310,087 shares (cost $310,087)                       310,087
  VIF Small Company Stock, 1,729 shares (cost $27,624)                    26,086

Investment in the Dreyfus Socially Responsible Growth Fund, Inc. Portfolio
   153 shares (cost $4,889)                                                4,759

Investment in the Dreyfus Stock Index Fund Portfolio                          --

Investments in the Fidelity Variable Insurance Products Fund Portfolios:
  VIP Growth, 2,214 shares (cost $88,011)                                 99,341
  VIP High Income, 9,955 shares (cost $120,290)                          114,779
  VIP Equity-Income, 1,907 shares (cost $44,280)                          48,474

Investments in the Fidelity Variable Insurance Products Fund II Portfolio:
   VIP II Contrafund, 5,988 shares (cost $126,485)                       146,341

Investments in the MFS Variable Insurance Trust Portfolios:
  MFS Emerging Growth Series, 2,461 shares (cost $42,384)                 52,831
  MFS Limited Maturity Series, 5,907 shares (cost $59,962)                60,011

Investments in the AIM Variable Insurance Funds, Inc. Portfolios:
  Capital Appreciation, 706 shares (cost $15,133)                         17,789
  Diversified Income, 4,104 shares (cost $47,605)                         44,902
  Government Securities, 187 shares (cost $2,020)                          2,085
  Growth                                                                      --
  Growth and Income, 2,576 shares (cost $52,057)                          61,190
  International Equity, 881 share (cost $16,180)                          17,290
  Global Utilities                                                            --
  Value, 2,622 shares (cost $69,015)                                      68,830
                                                                     -----------

           Total assets                                                1,358,520

LIABILITIES
Payable to Glenbrook Life and Annuity Company:
  Accrued contract maintenance charges                                       449
                                                                     -----------

           Net assets                                                $ 1,358,071
                                                                     ===========

See notes to financial statements.



GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------

($ in whole amounts)

                                                     American Century
                                                         Variable
                                                      Portfolios, Inc.           Morgan Stanley Dean Witter
                                                        Portfolios          Variable Investment Series Portfolios
                                                   --------------------    -----------------------------------------

                                                                For the Year Ended December 31, 1998
                                                   -----------------------------------------------------------------
                                                   American    American                             VIS
                                                   Century     Century       VIS        VIS      Quality       VIS
                                                      VP       VP Inter-   Dividend   European    Income     Utili-
                                                   Balanced    national     Growth     Growth      Plus       ties
                                                   --------    ---------  ------------------------------------------


INVESTMENT INCOME
Dividends                                          $    149    $    611    $     --   $     --   $     --   $     --
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk                           (211)       (137)         --         --         --         --
  Administrative expense                                 --          --          --         --         --         --
                                                   --------    --------    --------   --------   --------   --------
       Net investment income (loss)                     (62)        474          --         --         --         --

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
  Proceeds from sales                                50,170       2,116          --         --         --         --
  Cost of investments sold                           50,835       3,626          --         --         --         --
                                                   --------    --------    --------   --------   --------   --------
       Net realized gains (losses)                     (665)     (1,510)         --         --         --         --

Change in unrealized gains (losses)                   3,202       3,140          --         --         --         --
                                                   --------    --------    --------   --------   --------   --------
       Net gains (losses) on investments              2,537       1,630          --         --         --         --
                                                   --------    --------    --------   --------   --------   --------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $  2,475    $  2,104    $     --   $     --   $     --   $     --
                                                   ========    ========    ========   ========   ========   ========


See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)
                                                                                                      Dreyfus
                                                                                                     Socially
                                                                                                    Responsible      Dreyfus
                                                                                                      Growth       Stock Index
                                                                  Dreyfus Variable                   Fund, Inc.       Fund
                                                             Investment Fund Portfolios              Portfolio      Portfolio
                                                   --------------------------------------------    ------------   --------------
                                                                                                                  For the Period
                                                                                                                   July 23, 1998
                                                                                                                    to December
                                                                For the Year Ended December 31, 1998                 31, 1998
                                                   ------------------------------------------------------------   --------------
                                                                                                     Dreyfus
                                                                                                    Socially
                                                       VIF             VIF          VIF Small      Responsible        Dreyfus
                                                     Growth &         Money          Company          Growth        Stock Index
                                                      Income          Market          Stock         Fund, Inc.        Fund
                                                   ------------    ------------    ------------    ------------    ------------

INVESTMENT INCOME
Dividends                                          $      1,606    $     18,933    $         57    $        187    $         --
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk                               (553)         (1,563)           (107)             (2)             (9)
  Administrative expense                                     --              --              --              --              --
                                                   ------------    ------------    ------------    ------------    ------------
            Net investment income (loss)                  1,053          17,370             (50)            185              (9)

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
  Proceeds from sales                                    49,644         383,015           1,023               2           9,660
  Cost of investments sold                               52,675         383,015           1,064               2           9,877
                                                   ------------    ------------    ------------    ------------    ------------
           Net realized gains (losses)                   (3,031)             --             (41)             --            (217)

Change in unrealized gains (losses)                      11,616              --          (1,538)           (130)             (3)
                                                   ------------    ------------    ------------    ------------    ------------
           Net gains (losses) on investments              8,585              --          (1,579)           (130)           (220)
                                                   ------------    ------------    ------------    ------------    ------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $      9,638    $     17,370    $     (1,629)   $         55    $       (229)
                                                   ============    ============    ============    ============    ============


See notes to financial statements.




GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)
                                                                                          Fidelity
                                                                                          Variable
                                                                                          Insurance
                                                                                          Products
                                                        Fidelity Variable Insurance       Fund II       MFS Variable Insurance
                                                          Products Fund Portfolios        Portfolio        Trust Portfolios
                                                   -------------------------------------- ---------    ------------------------
                                                                           For the Period
                                                                           July 23, 1998
                                                     For the Year Ended    to December
                                                      December 31, 1998      31, 1998      For the Year Ended December 31, 1998
                                                   ----------------------  -------------- -------------------------------------
                                                                  VIP           VIP        VIP II     MFS Emerging  MFS Limited
                                                      VIP         High        Equity-      Contra-      Growth        Maturity
                                                     Growth      Income       Income        fund        Series         Series
                                                   ---------    ---------    ---------    ---------   ------------  -----------

INVESTMENT INCOME
Dividends                                          $       2    $       1    $      --    $     174    $     181    $   1,545
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk                            (236)        (611)         (89)        (381)        (147)        (214)
  Administrative expense                                  --           --           --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
            Net investment income (loss)                (234)        (610)         (89)        (207)          34        1,331

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
  Proceeds from sales                                 51,708       13,115       10,305        6,364        3,421       50,220
  Cost of investments sold                            52,151       13,714        9,686        6,966        4,113       57,662
                                                    ---------    ---------    ---------    ---------    ---------    ---------
           Net realized gains (losses)                  (443)        (599)         619         (602)        (692)      (7,442)

Change in unrealized gains (losses)                   11,013       (5,511)       4,194       19,856       10,447           49
                                                    ---------    ---------    ---------    ---------    ---------    ---------
           Net gains (losses) on investments          10,570       (6,110)       4,813       19,254        9,755       (7,393)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $  10,336    $  (6,720)   $   4,724    $  19,047    $   9,789    $  (6,062)
                                                   =========    =========    =========    =========    =========    =========


See notes to financial statements.



GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)


                                                                  AIM Variable Insurance Funds, Inc. Portfolios
                                                  ---------------------------------------------------------------------------
                                                                For the Period July 23, 1998 to December 31, 1998
                                                  ---------------------------------------------------------------------------
                                                  Capital    Diver-   Government          Growth   Inter-    Global
                                                  Appreci-   sified   Securi-              and    national   Utili-
                                                   ation     Income     ties    Growth    Income   Equity     ties     Value
                                                  -------   -------   -------   -------  -------  --------   -------  -------

INVESTMENT INCOME
Dividends                                         $   475   $ 2,906   $    53   $    --  $   824   $   137   $    --  $ 3,133
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk                          (22)     (119)      (46)       --      (89)      (21)       --      (96)
  Administrative expense                               --        --        --        --       --        --        --       --
                                                  -------   -------   -------   -------  -------   -------   -------  -------
            Net investment income (loss)              453     2,787         7        --      735       116        --    3,037

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
  Proceeds from sales                               1,836       539    46,149        --    1,159     1,549        --   12,085
  Cost of investments sold                          2,682       563    44,965        --    2,747     1,662        --    3,054
                                                  -------   -------   -------   -------  -------   -------   -------  -------
           Net realized gains (losses)               (846)      (24)    1,184        --   (1,588)     (113)       --    9,031

Change in unrealized gains (losses)                 2,656    (2,679)       65        --    9,133     1,110        --     (385)
                                                  -------   -------   -------   -------  -------   -------   -------  -------
           Net gains (losses) on investments        1,810    (2,703)    1,249        --    7,545       997        --    8,646
                                                  -------   -------   -------   -------  -------   -------   -------  -------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $ 2,263   $    84   $ 1,256   $    --  $ 8,280   $ 1,113   $    --  $11,683
                                                  =======   =======   =======   =======  =======   =======   =======  =======


See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 29, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)

                                       American Century
                                           Variable
                                        Portfolios, Inc.       Dear Witter Variable Investment            Dreyfus Variable
                                          Portfolios                Series Portfolios                Investment Fund Portfolios
                                      -------------------  --------------------------------------  -----------------------------
                                      American   American                         VIS                                     VIF
                                      Century    Century     VIS        VIS     Quality    VIS       VIF        VIF      Small
                                         VP      VP Inter- Dividend  European   Income    Utili-   Growth &    Money    Company
                                      Balanced   national   Growth    Growth     Plus      ties     Income     Market    Stock
                                      --------   --------- --------  --------  --------  --------  --------   --------  --------

INVESTMENT INCOME
Dividends                             $     --   $     --  $     --  $     --  $     --  $     --  $     --   $     --  $     --
Charges from Glenbrook Life and
 Annuity Company:
  Mortality and expense risk                (1)        --        --        --        --        --        (1)        --        --
  Administrative expense                    --         --        --        --        --        --        --         --        --
                                      --------   --------- --------  --------  --------  --------  --------   --------  --------
      Net investment income (loss)          (1)        --        --        --        --        --        (1)        --        --

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales                      1         --        --        --        --        --         1         --        --
    Cost of investments sold                 1          --        --        --        --        --        1         --        --
                                      --------   --------- --------  --------  --------  --------  --------   --------  --------
      Net realized gains                    --         --        --        --        --        --        --         --        --

 Change in unrealized gains                122         --        --        --        --        --       418         --        --
                                      --------   --------- --------  --------  --------  --------  --------   --------  --------
      Net gains on investments             122         --        --        --        --        --       418         --        --

CHANGE IN NET ASSETS RESULTING        $    121   $     --  $     --  $     --  $    --   $     --  $    417   $     --    $   --
  FROM OPERATIONS                     ========   ========  ========  ========  ========  ========  ========   ========  ========



See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 29, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)
                                                                                   Fidelity
                                                                                   Variable
                                                    Fidelity Variable Insurance    Insurance
                                                           Products Fund         Products Fund   MFS Variable Insurance
                                       The Dreyfus           Portfolios          II Portfolio       Trust Portfolios
                                        Socially    ---------------------------  ------------  --------------------------
                                       Responsible                    VIP                      MFS Emerging   MFS Limited
                                       Growth Fund,     VIP           High         VIP II        Growth        Maturity
                                          Inc.        Growth         Income       Contrafund      Series        Series
                                      ------------  ------------   ------------  ------------  ------------  ------------

INVESTMENT INCOME
Dividends                             $         --            --   $         --  $         --    $       --  $      3,220
Charges from Glenbrook Life and
 Annuity Company:
  Mortality and expense risk                    --            (1)            --            --            --            (1)
  Administrative expense                        --            --             --            --            --            --
                                      ------------  ------------   ------------  ------------  ------------  ------------
      Net investment income (loss)              --            (1)            --            --            --         3,219

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales                         --             1             --            --            --             1
    Cost of investments sold                    --             1             --            --            --             1
                                      ------------  ------------   ------------  ------------  ------------  ------------
      Net realized gains                        --            --             --            --            --            --

 Change in unrealized gains                     --           317             --            --            --            --
                                      ------------  ------------   ------------  ------------  ------------  ------------
           Net gains on investments             --           317             --            --            --            --

CHANGE IN NET ASSETS RESULTING        $         --  $        316   $         --  $         --    $       --  $      3,219
  FROM OPERATIONS                     ============  ============   ============  ============  ============  ============



See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
($ in whole amounts)
                                                    American
                                                Century Variable
                                                 Portfolios, Inc.            Morgan Stanley Dean Witter
                                                  Portfolios            Variable Investment Series Portfolios
                                              --------------------    -----------------------------------------
                                                           For the Year Ended December 31, 1998
                                              -----------------------------------------------------------------
                                              American    American                            VIS
                                              Century     Century        VIS        VIS     Quality
                                                 VP       VP Inter-   Dividend   European    Income      VIS
                                              Balanced    national     Growth     Growth      Plus    Utilities
                                              --------    --------    --------   --------   --------  ---------

FROM OPERATIONS
Net investment income (loss)                  $    (62)   $    474    $     --   $     --   $     --     $   --
Net realized gains (losses)                       (665)     (1,510)         --         --         --         --
Change in unrealized gains (losses)              3,202       3,140          --         --         --         --
                                              --------    --------    --------   --------   --------  ---------
     Change in net assets resulting
       from operations                           2,475       2,104          --         --         --         --

FROM CAPITAL TRANSACTIONS
Deposits                                       (50,288)         --          --         --         --         --
Benefit payments                                    --          --          --         --         --         --
Payments on termination                             --          --          --         --         --         --
Contract charges                                  (383)       (327)         --         --         --         --
Transfers among the portfolios and with the
  general account - net                         44,444      55,416          --         --         --         --
                                              --------    --------    --------   --------   --------  ---------
     Change in net assets resulting from
       capital transactions                     (6,227)     55,089          --         --         --         --
                                              --------    --------    --------   --------   --------  ---------
(DECREASE)/INCREASE IN NET ASSETS               (3,752)     57,193          --         --         --         --

NET ASSETS AT BEGINNING OF PERIOD               50,480          --          --         --         --         --
                                              --------    --------    --------   --------   --------  ---------
NET ASSETS AT END OF PERIOD                   $ 46,728    $ 57,193    $     --   $     --   $     --   $     --
                                              ========    ========    ========   ========   ========   ========


 See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
($ in whole amounts)
                                                                                         Dreyfus
                                                                                         Socially
                                                                                       Responsible    Dreyfus
                                                                                          Growth     Stock Index
                                                          Dreyfus Variable              Fund, Inc.      Fund
                                                       Investment Fund Portfolios       Portfolio     Portfolio
                                              --------------------------------------   -----------  --------------
                                                                                                    For the Period
                                                                                                    July 23, 1998
                                                                                                     to December
                                                       For the Year Ended December 31, 1998            31, 1998
                                              ----------------------------------------------------  --------------
                                                                                         Dreyfus
                                                                                         Socially
                                                 VIF           VIF         VIF Small   Responsible     Dreyfus
                                               Growth &       Money         Company       Growth     Stock Index
                                                Income        Market         Stock      Fund, Inc.        Fund
                                              ----------    ----------    ----------   -----------   ------------

FROM OPERATIONS
Net investment income (loss)                  $    1,053    $   17,370    $      (50)   $      185    $       (9)
Net realized gains (losses)                       (3,031)           --           (41)           --          (217)
Change in unrealized gains (losses)               11,616            --        (1,538)         (130)           (3)
                                              ----------    ----------    ----------    ----------    ----------
     Change in net assets resulting
       from operations                             9,638        17,370        (1,629)           55          (229)

FROM CAPITAL TRANSACTIONS
Deposits                                         (50,411)    1,203,422            --            --            --
Benefit payments                                      --            --            --            --            --
Payments on termination                               --            --            --            --            --
Contract charges                                  (1,043)       (3,492)         (199)           (8)           --
Transfers among the portfolios and with the
  general account - net                          170,468      (982,780)       27,903         4,710           226
                                              ----------    ----------    ----------    ----------    ----------
     Change in net assets resulting from
       capital transactions                      119,014       217,150        27,704         4,702           226
                                              ----------    ----------    ----------    ----------    ----------
(DECREASE)/INCREASE IN NET ASSETS                128,652       234,520        26,075         4,757            (3)

NET ASSETS AT BEGINNING OF PERIOD                 51,034        75,440            --            --            --
                                              ----------    ----------    ----------    ----------    ----------
NET ASSETS AT END OF PERIOD                   $  179,686    $  309,960    $   26,075    $    4,757    $       (3)
                                              ==========    ==========    ==========    ==========    ==========



 See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
($ in whole amounts)
                                                                                     Fidelity
                                                                                     Variable
                                                                                     Insurance
                                                                                     Products
                                                 Fidelity Variable Insurance         Fund II       MFS Variable Insurance
                                                    Products Fund Portfolios         Portfolio        Trust Portfolios
                                              -------------------------------------- ---------    ------------------------
                                                                     For the Period
                                                                      July 23, 1998
                                                For the Year Ended    to December
                                                 December 31, 1998      31, 1998      For the Year Ended December 31, 1998
                                              ----------------------  -------------  -------------------------------------
                                                             VIP           VIP        VIP II     MFS Emerging  MFS Limited
                                                 VIP         High        Equity-      Contra-      Growth        Maturity
                                                Growth      Income       Income        fund        Series         Series
                                              ---------    ---------    ---------    ---------   ------------  -----------
FROM OPERATIONS
Net investment income (loss)                  $    (234)   $    (610)   $     (89)   $    (207)   $      34    $   1,331
Net realized gains (losses)                        (443)        (599)         619         (602)        (692)      (7,442)
Change in unrealized gains (losses)              11,013       (5,511)       4,194       19,856       10,447           49
                                              ---------    ---------    ---------    ---------    ---------    ---------
     Change in net assets resulting
       from operations                           10,336       (6,720)       4,724       19,047        9,789       (6,062)

FROM CAPITAL TRANSACTIONS
Deposits                                        (50,886)          --           --           --           --      (50,119)
Benefit payments                                     --           --           --           --           --           --
Payments on termination                              --           --           --           --           --           --
Contract charges                                   (481)      (1,190)        (174)        (782)        (274)        (399)
Transfers among the portfolios and with the
  general account - net                          89,147      122,642       43,924      128,016       43,295       60,482
                                              ---------    ---------    ---------    ---------    ---------    ---------
     Change in net assets resulting from
       capital transactions                      37,780      121,452       43,750      127,234       43,021        9,964
                                              ---------    ---------    ---------    ---------    ---------    ---------
(DECREASE)/INCREASE IN NET ASSETS                48,116      114,732       48,474      146,281       52,810        3,902

NET ASSETS AT BEGINNING OF PERIOD                51,184           --           --           --           --       56,085
                                              ---------    ---------    ---------    ---------    ---------    ---------
NET ASSETS AT END OF PERIOD                   $  99,300    $ 114,732    $  48,474    $ 146,281    $  52,810    $  59,987
                                              =========    =========    =========    =========    =========    =========


 See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

($ in whole amounts)


                                                                  AIM Variable Insurance Funds, Inc. Portfolios
                                              ----------------------------------------------------------------------------------
                                                                For the Period July 23, 1998 to December 31, 1998
                                              ----------------------------------------------------------------------------------
                                                Capital   Diver-   Government            Growth     Inter-     Global
                                                Appreci-  sified    Securi-               and      national    Utili-
                                                ation     Income     ties      Growth    Income     Equity     ties       Value
                                              -------    -------    -------    -------   -------   --------    -------   -------
FROM OPERATIONS
Net investment income (loss)                  $   453    $ 2,787    $     7    $    --   $   735    $   116    $    --   $ 3,037
Net realized gains (losses)                      (846)       (24)     1,184         --    (1,588)      (113)        --     9,031
Change in unrealized gains (losses)             2,656     (2,679)        65         --     9,133      1,110         --      (385)
                                              -------    -------    -------    -------   -------    -------    -------   -------
     Change in net assets resulting
       from operations                          2,263         84      1,256         --     8,280      1,113         --    11,683

FROM CAPITAL TRANSACTIONS
Deposits                                           --         --         --         --        --         --         --        --
Benefit payments                                   --         --         --         --        --         --         --        --
Payments on termination                            --         --         --         --        --         --         --        --
Contract charges                                  (40)      (107)       (11)        --      (185)       (50)        --      (198)
Transfers among the portfolios and with the
  general account - net                        15,566     44,924        842         --    53,095     16,227         --    57,345
                                              -------    -------    -------    -------   -------    -------    -------   -------
     Change in net assets resulting from
       capital transactions                    15,526     44,817        831         --    52,910     16,177         --    57,151
                                              -------    -------    -------    -------   -------    -------    -------   -------
(DECREASE)/INCREASE IN NET ASSETS              17,789     44,901      2,087         --    61,190     17,290         --    68,834

NET ASSETS AT BEGINNING OF PERIOD                  --         --         --         --        --         --         --        --
                                              -------    -------    -------    -------   -------    -------    -------   -------
NET ASSETS AT END OF PERIOD                   $17,789    $44,901    $ 2,087    $    --   $61,190    $17,290    $    --   $68,834
                                              =======    =======    =======    =======   =======    =======    =======   =======



 See notes to financial statements.



GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM DECEMBER 29, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------
($ and units in whole amounts, except value per unit)

                                        American Century
                                            Variable
                                        Portfolios, Inc.    Dean Witter Variable Investment             Dreyfus Variable
                                          Portfolios             Series Portfolios                 Investment Fund Portfolios
                                    -------------------  --------------------------------------  -----------------------------
                                    American   American                         VIS                                     VIF
                                    Century    Century     VIS        VIS     Quality    VIS       VIF        VIF      Small
                                    VP Bala-   VP Inter- Dividend  European   Income    Utili-   Growth &    Money    Company
                                      nced     national   Growth    Growth     Plus      ties     Income     Market    Stock
                                    --------   --------- --------  --------  --------  --------  --------   --------  --------


FROM OPERATIONS
Net investment income (loss)        $     (1)  $     --  $     --  $     --  $     --  $     --  $     (1)  $     --   $     --
Net realized gains                        --         --        --        --        --        --        --         --         --
Change in unrealized gains               122         --        --        --        --        --       418         --         --
                                    --------   --------  --------  --------  --------  --------  --------   --------   --------
   Change in net assets resulting
     from operations                     121         --        --        --        --        --       417         --         --

FROM CAPITAL TRANSACTIONS
Deposits                                  --         --        --        --        --        --        --         --         --
Benefit payments                          --         --        --        --        --        --        --         --         --
Payments on termination                   --         --        --        --        --        --        --         --         --
Contract charges                         (69)        --        --        --        --        --       (69)      (103)        --
Transfers among the portfolios and
  with the general account - net      50,428         --        --        --        --        --    50,686     75,543         --
                                    --------   --------  --------  --------  --------  --------  --------   --------   --------
   Change in net assets resulting
     from capital transactions        50,359         --        --        --        --        --    50,617     75,440         --
                                    --------   --------  --------  --------  --------  --------  --------   --------   --------
(DECREASE)/INCREASE IN NET ASSETS     50,480         --        --        --        --        --    51,034     75,440         --

NET ASSETS AT BEGINNING OF PERIOD         --         --        --        --        --        --        --         --         --
                                    --------   --------  --------  --------  --------  --------  --------   --------   --------
NET ASSETS AT END OF PERIOD         $ 50,480   $     --  $     --  $     --  $     --  $     --  $ 51,034   $ 75,440         --
                                    ========   ========  ========  ========  ========  ========  ========   ========   ========
 Net asset value per unit at end
  of period                         $  10.21   $     --  $     --  $     --  $     --  $     --  $  10.35  $  10.19   $      --
                                    ========   ========  ========  ========  ========  ========  ========   ========   ========
Units outstanding at end of period     4,945         --        --        --        --        --    4,931      7,405         --
                                    ========   ========  ========  ========  ========  ========  ========   ========   ========



 See notes to financial statements.


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM DECEMBER 29, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
($ and units in whole amounts, except value per unit)

                                                                              Fidelity
                                                                              Variable
                                                      Fidelity Variable      Insurance
                                     The Dreyfus     Insurance Products      Products Fund   MFS Variable Insurance
                                      Socially        Fund Portfolios        II Portfolio       Trust Portfolios
                                    Responsible  --------------------------- ------------  ------------------------
                                      Growth                      VIP                     MFS Emerging MFS Limited
                                     Fund, Inc.     VIP           High        VIP II       Growth       Maturity
                                     Portfolio    Growth         Income      Contrafund     Series       Series
                                    ------------ -----------   ------------- ------------  ------------  ----------

FROM OPERATIONS
Net investment income (loss)        $        --  $        (1)  $        --  $        --  $        --  $     3,219
Net realized gains                           --           --            --           --           --           --
Change in unrealized gains                   --          317            --           --           --           --
                                    -----------  -----------   -----------  -----------  -----------  -----------
   Change in net assets resulting
     from operations                         --          316            --           --           --        3,219

FROM CAPITAL TRANSACTIONS
Deposits                                     --           --            --           --           --           --
Benefit payments                             --           --            --           --           --           --
Payments on termination                      --           --            --           --           --           --
Contract charges                             --          (69)           --           --           --          (69)
Transfers among the portfolios and
  with the general account - net             --       50,937            --           --           --       52,935
                                    -----------  -----------   -----------  -----------  -----------  -----------
   Change in net assets resulting
     from capital transactions               --       50,868            --           --           --       52,866
                                    -----------  -----------   -----------  -----------  -----------  -----------
(DECREASE)/INCREASE IN NET ASSETS            --       51,184            --           --           --       56,085

NET ASSETS AT BEGINNING OF PERIOD            --           --            --           --           --           --
                                    -----------  -----------   -----------  -----------  -----------  -----------
NET ASSETS AT END OF PERIOD         $        --  $    51,184   $        --   $       --  $        --  $    56,085
                                    ===========  ===========   ===========  ===========  ===========  ===========
 Net asset value per unit at
  end of period                     $        --  $     10.51   $        --   $       --  $        --  $     11.51
                                    ===========  ===========   ===========  ===========  ===========  ===========
Units outstanding at end of period           --        4,868            --           --           --        4,871
                                    ===========  ===========   ===========  ===========  ===========  ===========



 See notes to financial statements.

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION

     Glenbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. The Account was established January 15, 1996, by resolution of the Board of Directors of Glenbrook Life and began accepting policyholder deposits on December 29, 1997.

     Glenbrook Life issues life insurance policies, the deposits of which are invested at the direction of the policyholder in the sub-accounts ("portfolios" for the purposes of this report) that comprise the Account. Policyholders bear all investment risk. The portfolios invest in the American Century Variable Portfolios, Inc., Morgan Stanley Dean Witter Variable Investment Series, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust, and AIM Variable Insurance Funds, Inc. (collectively the "Funds").

     Glenbrook Life provides insurance and administrative services to the Account for a fee.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1998.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. No federal income taxes are payable by the Account in 1998 and 1997 as the Account did not generate taxable income.

3.    CONTRACT CHARGES

      Glenbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. Glenbrook Life guarantees that the rate of this charge will not increase over the life of the contract.

      Glenbrook Life charges each policyholder monthly for cost of insurance and administrative expense. The cost of insurance is based upon several variables, including the policyholder's death benefit and the account value. Glenbrook Life deducts a monthly administration fee equal to .25% per annum of policy value.

      If aggregate deposits are less than $50,000, the Account will deduct an annual maintenance fee of $35 on each contract anniversary.

4.    FINANCIAL INSTRUMENTS

      The investments of the Account are carried at fair value, based on quoted market prices. Accrued contract maintenance charges are of a short-term nature. It is assumed that their carrying value approximates fair value.



 5. UNITS ISSUED AND REDEEMED (Units in whole amounts)
                                                                          Unit activity during 1998:
                                                                          --------------------------
                                                     Units                                           Units      Accumulation
                                                  Outstanding                                     Outstanding    Unit Value
                                                   December         Units            Units         December       December
                                                     31,1997        Issued          Redeemed        31, 1998      31, 1998
                                                 -------------   ------------    -------------   -------------  -------------

Investments in the American Century Variable
 Portfolios Inc. Portfolios:
    American Century VP Balanced                         4,945           4,022          (4,977)  $       3,990          11.71
    American Century VP International                       --           5,929            (943)          4,986          11.47

Investments in the Morgan Stanley Dean Witter
 Variable Investment Series Portfolios:
  VIS Dividend Growth                                       --              --              --              --             --
  VIS European Growth                                       --              --              --              --             --
  VIS Quality Income Plus                                   --              --              --              --             --
  VIS Utilities                                             --              --              --              --             --

Investments in the Dreyfus Variable Investment
 Fund Portfolios:
    VIF Growth and Income                                4,931          18,567          (7,793)         15,705          11.44
    VIF Money Market                                     7,405          23,847         (16,454)         14,798          20.95
    VIF Small Company Stock                                 --           3,378            (778)           2,600         10.03

Investments in the Dreyfus Socially Responsible
 Growth Fund, Inc. Portfolio                                --             420              (1)            419          11.35

Investment in the Dreyfus Stock Index Fund Portfolio        --           1,093          (1,093)             --             --

Investments in the Fidelity Variable Insurance
 Products Fund Portfolios:
    VIP Growth Fund                                      4,868           7,316          (5,352)          6,832          14.53
    VIP High Income                                         --          12,561          (1,199)         11,362          10.10
    VIP Equity-Income                                       --           6,032          (1,231)          4,801          10.10

Investments in the Fidelity Variable Insurance
 Products Fund II Portfolios:
    VIP II Contrafund                                       --          13,703          (3,011)         10,692          13.68

Investments in the MFS Variable Insurance Trust
 Portfolios:
    MFS Emerging Growth                                     --           5,806          (1,991)          3,815          13.84
    MFS Limited Maturity                                 4,871           6,636              (2)         11,505           5.21

Investments in the AIM Variable Insurance Funds
 Inc. Portfolios:
    Capital Appreciation                                    --           2,707            (759)          1,948           9.13
    Diversified Income                                      --           5,327          (4,647)            680          66.03
    Government Securities                                   --           4,843              --           4,843           0.43
    Growth                                                  --              --          (2,761)         (2,761)            --
    Growth and Income                                       --           8,378            (938)          7,440           8.22
    International Equity                                    --           2,795              --           2,795           6.19
    Global Utilities                                        --              --          (3,570)         (3,570)            --
    Value                                                   --           9,892              --           9,892           6.96



Units relating to accrued contract maintenance charges are included in units redeemed.

Part II - Other Information

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATIONS AS TO FEES AND CHARGES

Glenbrook Life and Annuity Company represents that the fees and charges deducted under the Modified Single Premium Variable Life Insurance Contract registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 63-3(T) under the Investment Company Act of 1940 ("Investment Company Act").

RULE 484 UNDERTAKING

The By-Laws of Glenbrook Life and Annuity Company ("Depositor") which are incorporated herein by reference as Exhibit 1 (A)(6)(b), provide that it will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Depositor. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settle by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The following exhibits:

1. The following exhibits are required by Article IX, paragraph A of the Form N-8B-2, and, unless otherwise noted, are filed herewith:

     (1)  Form of  resolution  of the Board of Directors  of Glenbrook  Life and
          Annuity  Company  authorizing   establishment  of  the  Variable  Life
          Separate Account A.*

     (2)  Not applicable.

     (3)  (a) Form of Principal  Underwriting  Agreement.**
          (b) Form of Selling Agreement.**
          (c) See Exhibit 1(A)(3)(b).

     (4)  Not applicable.

     (5)  (a) Specimen Contract.**

               (1)  Modified Single Premium Variable Life Insurance Contract**

               (2)  Last  Survivor   Modified   Single  Premium   Variable  Life
                    Insurance Contract

          (b)  Riders**

               (1)  Amendatory Endorsement for Waiver of Charges (KLU100)

               (2)  Amendatory Endorsement (KLU101)**

               (3)  Accelerated Death Benefit Rider (KLU 105)**

               (4)  Amendatory Endorsement for Waiver of Charges (KLU106)

               (5) Accelerated Death Benefit Summary and Disclosure Statement (KLU74)**

               (6)  Accelerated Death Benefit Summary and Disclosure (KLU80)**

               (7)  Accelerated Death Benefit Effect on Contract (KLU99)**

               (8)  Accelerated Death Benefit Rider (KLU99)**

               (6) (a) Amended and Restated Articles of Incorporation and Article of Redomestication of Glenbrook Life and Annuity Company***

                    (b) Amended and Restated By-laws of Glenbrook Life and Annuity Company***

               (7)  Not applicable.

               (8)  Form of Participation Agreement.****

               (9)  Not Applicable.

               (10) Form of Application for Contract.**

     2.   Opinion of Counsel

          (a)  Illinois**
          (b)  Arizona

     3.   Not Applicable

          (1)  Not applicable
          (2)  Not applicable

     4.   Not applicable.

     5.   Not applicable

     6.   Not applicable

     7.   Powers of Attorney

          (a) Powers of Attorney for Louis G. Lower, II, Michael J. Velotta, Peter H. Heckman, John R. Hunter, Kevin R. Slawin, G. Craig Whitehead and Keith A. Hauschildt**

          (b)  Power of Attorney for Thomas J. Wilson, II

     8.   Consents:

          (1)  Freedman Levy Kroll & Simonds
          (2)  Deloitte & Touche LLP

     9.   Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(3)(iii)**

     10.  Actuarial Opinion and Consent*****

     11.  Hypothetical Illustration*****

* Previously filed in the initial filing to this Registration Statement (File No. 333-02581) dated April 16, 1996

** Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-02581) dated September 20, 1996.

*** Incorporated herein by reference to Depositor's Form 10-K Annual Report filed March 30, 1999.

**** Dean Witter Fund agreement previously filed in S-6, Pre-Effective Amendment No. 1, Registration Statement No. 333-02581, dated Septmenber 20, 1996; AIM Fund agreement incorporated by reference from Depositor's N-4 Registration Statement No. 33-62203 dated November 21, 1995; Fidelity Fund Agreement incorporated by reference from Depositor's N-4 Registration Statement No. 33-60882 dated June 11, 1993; Dreyfus Fund, MFS Fund and American Century Fund agreements are filed herewith.

***** Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (File No. 333-02581) dated May 1, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Act"), the registrant, Glenbrook Life Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Act and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the Village of Northfield, and State of Illinois, on the 27th day of April 1999.


                GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                  (Registrant)

                      GLENBROOK LIFE AND ANNUITY COMPANY
                                (Depositor)

(SEAL)

Attest:/s/BRENDA D. SNEED                         By:/s/MICHAEL J. VELOTTA
       --------------------                          ---------------------
       Brenda D. Sneed                               Michael J. Velotta
       Assistant Secretary and                       Vice President, Secretary
       Assistant General Counsel                     and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on the 27th day of April, 1999.

SIGNATURE                           TITLE
 */LOUIS G. LOWER, II               Chairman of the Board and Chief Executive Officer
 --------------------               (Principal Executive Office)
 Louis G. Lower, II

 /s/MICHAEL J. VELOTTA              Vice President, Secretary, General Counsel and Director
 ---------------------
 Michael J. Velotta

 */THOMAS J. WILSON                 Vice Chairman and Director
 --------------------
 Thomas J. Wilson, II

 */PETER H. HECKMAN                 President, Chief Operating Officer and Director
 ------------------
 Peter H. Heckman



 */JOHN R. HUNTER                   Assistant Vice President and Director
 ----------------
 John R. Hunter

 */Kevin R. SLAWIN                  Vice President and Director
 -----------------                  (Principal Financial Officer)
 Kevin R. Slawin

 */G. CRAIG WHITEHEAD               Senior Vice President and Director
 --------------------
 Craig Whitehead

 */KEITH A. HAUSCHILDT              Assistant Vice President and Controller
 ---------------------              (Principal Account Officer)
 Keith A. Hauschildt

  */ By Michael J. Velotta, pursuant to Power of Attorney, previously filed.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.            Description
-------------          --------------
2                      Opinion and Consent of Counsel
7(b)                   Power of Attorney for Thomas J. Wilson, II
8(1)                   Consent of Freedman, Levy, Kroll & Simonds
8(2)                   Independent Auditors' Consent